UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2011 – October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Fund inception 06/08/1949 (sub-advised by Wellington Management Company, LLP) Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Growth A#	4.00%	-1.99%	5.67%
Growth A##	-1.72%	-3.10%	5.08%
Growth B#	3.25%	-2.66%	5.09%*
Growth B##	-1.75%	-3.01%	5.09%*
Growth C#	3.25%	-2.70%	4.93%
Growth C##	2.25%	-2.70%	4.93%
Growth I#	4.29%	-1.67%	5.89%
Growth R3#	3.71%	-2.26%	5.73%
Growth R4#	4.05%	-1.94%	5.93%
Growth R5#	4.42%	-1.73%	6.07%
Growth Y#	4.49%	-1.54%	6.18%
Russell 1000 Growth Index	13.02%	1.95%	7.15%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Manager
Andrew J. Shilling, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Growth Fund returned 4.00% before sales charges for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 1000 Growth Index, which returned 13.02% for the same period. The Fund underperformed the 9.53% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

All ten sectors of the Russell 1000 Growth Index had positive returns for the period. Telecommunication Services (+24.0%), Health Care (+22.4%), and Financials (+16.9%) performed the best, while Utilities (+6.7%), Materials (+8.2%), and Industrials (+9.6%) lagged on a relative basis. Growth stocks (+13.0%) underperformed Value stocks (+16.9%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices.

The Fund’s underperformance versus the benchmark was driven primarily by stock selection which was weakest in the Consumer Staples, Information Technology, and Industrials sectors. This was partially offset by stronger security selection in Health Care and Financials. Sector allocation, which is a residual of bottom-up stock selection, also detracted from relative performance. Positive effects from underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Energy and Materials sectors were not enough to offset the negative effects of the Fund’s underweight exposure to the Consumer Staples, Health Care, and Telecommunication Services sectors. A modest cash position detracted in an upward-trending market.

Top detractors from relative and absolute performance (i.e. total return) during the period were Green Mountain Coffee Roasters (Consumer Staples), Abercrombie & Fitch (Consumer Discretionary), and Acme Packet (Information Technology). Shares of Green Mountain Coffee Roasters, the leading provider of single-cup brewers and portion packs, declined as investors feared that increasing competition, reduced pricing power, and increased promotional activity might hinder the company’s long-term earnings power. Abercrombie & Fitch, a specialty retailer of casual sportswear apparel, saw its stock price fall after the company posted disappointing quarterly earnings and guided to lower-than-expected comparable store sales in Europe. Shares of Acme Packet, the leader in session delivery network solutions, underperformed during the period amid an unexpected decline in sales across the industry, in part due to weaker demand in Europe and China.

eBay (Information Technology), Apple (Information Technology), and Gilead Sciences (Health Care) were the top contributors to relative and absolute performance during the period. Shares of eBay, a provider of online marketplaces and payment solutions, steadily rose over the period. Continued improvements in the marketplace segment and increased adoption of PayPal by retailers helped drive earnings growth. Shares of Apple moved higher as investors anticipated that strong demand for the iPhone 5 would help to sustain the company’s most profitable product line. Additionally, the iPad continued to demonstrate dominant market share in the growing tablet segment. Shares of Gilead Sciences, a U.S.-based pharmaceuticals company, outperformed after the firm’s results exceeded expectations on strong antiviral product sales. Investors also reacted positively to the company’s plans for developing its hepatitis C franchise.

3

The Hartford Growth Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

What is the outlook?

While economic conditions around the world continued to slow through October 2012, equity markets moved steadily higher led by central bank interventions. The ECB’s plan to buy potentially unlimited amounts of short-dated government bonds in order to reduce borrowing costs in fiscally-challenged countries helped to reduce the tail risk in Europe. The U.S. Federal Reserve announced a third round of the quantitative easing policy (QE3), which involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment. Overall, we expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region.

In Europe, the ECB bond buying plan has reduced the fears of a cataclysmic liquidity event, although the region remains in recession and still faces many challenges ahead. The pledge of ECB President Mario Draghi to serve as a credible backstop for the embattled peripheral European countries has caused a sharp drop in credit spreads. Coupled with noticeable improvement in competiveness, we believe that a more favorable policy environment should give the eurozone area economy a lift in early 2013, after experiencing a pronounced economic decline in the second half of 2012.

China’s economy continues to slow and the risks of a hard landing certainly remain. However, Chinese government officials have shown early signs that they will stimulate their economy. Chinese money market rates have eased noticeably in recent months, suggesting that the construction sector outlook is likely to get brighter next year. We believe that the upcoming leadership transition should also bring more clarity on policy initiatives in the first half of 2013.

The U.S. has been better positioned than many other economies, partly because its deleveraging process is more advanced and partly in response to a more aggressive policy environment. The U.S. household balance sheet has also received a welcome windfall gain from recovering housing and equity prices this year. Housing has been a bright spot in the U.S. with the recent Case-Shiller data showing year-over-year price appreciation for the first time in years. However, many risks still remain including the well publicized “fiscal cliff”. The fiscal contraction could amount to 4% of Gross Domestic Product, enough to tip the economy back into recession. We believe there will ultimately be some compromise reached, which will be closer to a 1-2% headwind vs. the 3-4% that many fear. We believe that the U.S. will remain in a slow growth environment.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were to Consumer Discretionary and Information Technology while we remained underweight to Consumer Staples and Industrials, relative to the benchmark.

Diversification by Industry

as of October 31, 2012

Percentage of
Industry (Sector)	Net Assets
Automobiles and Components (Consumer Discretionary)	1.1%
Capital Goods (Industrials)	2.9
Commercial and Professional Services (Industrials)	0.9
Consumer Durables and Apparel (Consumer Discretionary)	2.8
Consumer Services (Consumer Discretionary)	3.0
Diversified Financials (Financials)	2.1
Energy (Energy)	4.2
Food and Staples Retailing (Consumer Staples)	3.4
Food, Beverage and Tobacco (Consumer Staples)	4.9
Health Care Equipment and Services (Health Care)	5.2
Materials (Materials)	1.9
Media (Consumer Discretionary)	8.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.5
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	10.5
Semiconductors and Semiconductor Equipment (Information Technology)	2.5
Software and Services (Information Technology)	23.3
Technology Hardware and Equipment (Information Technology)	13.7
Transportation (Industrials)	2.7
Short-Term Investments	0.1
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.9%
	Automobiles and Components - 1.1%
162	Harley-Davidson, Inc.	$7,570

	Capital Goods - 2.9%
236	AMETEK, Inc.	8,388
30	Cummins, Inc.	2,782
137	Eaton Corp.	6,485
15	Joy Global, Inc.	932
7	Rockwell Automation, Inc.	487
		19,074
	Commercial and Professional Services - 0.9%
71	IHS, Inc. ●	5,961

	Consumer Durables and Apparel - 2.8%
343	D.R. Horton, Inc.	7,198
119	Lennar Corp.	4,458
19	Michael Kors Holdings Ltd. ●	1,032
36	PVH Corp.	3,918
11	Ralph Lauren Corp.	1,647
		18,253
	Consumer Services - 3.0%
310	Dunkin' Brands Group, Inc.	9,616
146	Yum! Brands, Inc.	10,249
		19,865
	Diversified Financials - 2.1%
119	American Express Co.	6,677
166	JP Morgan Chase & Co.	6,911
		13,588
	Energy - 4.2%
93	Anadarko Petroleum Corp.	6,428
78	Cameron International Corp. ●	3,944
160	Cobalt International Energy, Inc. ●	3,335
97	Ensco plc	5,603
69	National Oilwell Varco, Inc.	5,107
43	Schlumberger Ltd.	2,973
		27,390
	Food and Staples Retailing - 3.4%
163	CVS Caremark Corp.	7,549
195	Wal-Mart Stores, Inc.	14,621
		22,170
	Food, Beverage and Tobacco - 4.9%
505	Green Mountain Coffee Roasters, Inc. ●	12,205
56	Lorillard, Inc.	6,446
201	PepsiCo, Inc.	13,933
		32,584
	Health Care Equipment and Services - 5.2%
134	Covidien plc	7,339
118	Edwards Lifesciences Corp. ●	10,266
497	Hologic, Inc. ●	10,243
110	UnitedHealth Group, Inc.	6,166
		34,014
	Materials - 1.9%
144	Monsanto Co.	12,366

	Media - 8.0%
292	Comcast Corp. Class A	10,956
471	News Corp. Class A	11,273
3,594	Sirius XM Radio, Inc. w/ Rights ●	10,064
198	Time Warner, Inc.	8,585
239	Walt Disney Co.	11,704
		52,582
	Pharmaceuticals, Biotechnology and Life Sciences - 6.5%
103	Agilent Technologies, Inc.	3,720
63	Biogen Idec, Inc. ●	8,757
206	Gilead Sciences, Inc. ●	13,824
99	Johnson & Johnson	7,040
153	Merck & Co., Inc.	6,964
17	Regeneron Pharmaceuticals, Inc. ●	2,423
		42,728
	Real Estate - 0.3%
28	American Tower Corp. REIT	2,102

	Retailing - 10.5%
152	Abercrombie & Fitch Co. Class A	4,662
62	Amazon.com, Inc. ●	14,533
27	AutoZone, Inc. ●	10,211
144	Dollar General Corp. ●	6,988
120	Family Dollar Stores, Inc.	7,942
485	Lowe's Co., Inc.	15,710
16	Priceline.com, Inc. ●	9,175
		69,221
	Semiconductors and Semiconductor Equipment - 2.5%
343	Altera Corp.	10,457
185	Broadcom Corp. Class A	5,847
		16,304
	Software and Services - 23.3%
67	Alliance Data Systems Corp. ●	9,526
161	BMC Software, Inc. ●	6,548
24	Citrix Systems, Inc. ●	1,456
133	Cognizant Technology Solutions Corp. ●	8,889
316	eBay, Inc. ●	15,238
75	Facebook, Inc. ●	1,594
34	Google, Inc. ●	23,167
62	IBM Corp.	12,083
9	LinkedIn Corp. Class A ●	1,007
25	Mastercard, Inc.	11,634
410	Microsoft Corp.	11,708
595	Oracle Corp.	18,483
50	Salesforce.com, Inc. ●	7,227
189	Splunk, Inc. ●	5,293
99	Tibco Software, Inc. ●	2,490
171	VeriSign, Inc. ●	6,325
68	Visa, Inc.	9,394
16	VMware, Inc. ●	1,332
3	Workday, Inc. Class A ●	160
		153,554
	Technology Hardware and Equipment - 13.7%
337	Acme Packet, Inc. ●	5,567
88	Apple, Inc.	52,321
297	EMC Corp. ●	7,257
437	Juniper Networks, Inc. ●	7,242
148	NetApp, Inc. ●	3,974
232	Qualcomm, Inc.	13,613
		89,974
	Transportation - 2.7%
116	J.B. Hunt Transport Services, Inc.	6,800
35	Kansas City Southern	2,837

The accompanying notes are an integral part of these financial statements

5

The Hartford Growth Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.9% - (continued)
	Transportation - 2.7% - (continued)
130	Norfolk Southern Corp.	$7,980
		17,617
	Total common stocks
	(cost $587,128)	$656,917

	Total long-term investments
	(cost $587,128)	$656,917

SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $148,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $151)
$148	0.30%, 10/31/2012	$148
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $60, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $61)
60	0.25%, 10/31/2012	60
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $104, collateralized by FNMA 2.50%, 2027, value of $106)
104	0.35%, 10/31/2012	104
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $39, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $40)
39	0.35%, 10/31/2012	39
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $183, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $186)
183	0.28%, 10/31/2012	183
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$232, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $236)
232	0.25%, 10/31/2012	232
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $1, collateralized by U.S. Treasury Note 8.13%, 2019, value of $1)
1	0.25%, 10/31/2012	1

	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $54, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $55)
54	0.30%, 10/31/2012		54
			821
	Total short-term investments
	(cost $821)		$821

	Total investments
	(cost $587,949) ▲	100.0%	$657,738
	Other assets and liabilities	—%	(238)
	Total net assets	100.0%	$657,500

The accompanying notes are an integral part of these financial statements

6

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $589,983 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$107,221
Unrealized Depreciation	(39,466)
Net Unrealized Appreciation	$67,755

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements

7

The Hartford Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$656,917	$656,917	$—	$—
Short-Term Investments	821	—	821	—
Total	$657,738	$656,917	$821	$—

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements

8

The Hartford Growth Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $587,949)	$657,738
Cash	—
Receivables:
Investment securities sold	1,633
Fund shares sold	2,047
Dividends and interest	323
Other assets	55
Total assets	661,796
Liabilities:
Payables:
Investment securities purchased	1,973
Fund shares redeemed	2,020
Investment management fees	106
Administrative fees	—
Distribution fees	28
Accrued expenses	169
Total liabilities	4,296
Net assets	$657,500
Summary of Net Assets:
Capital stock and paid-in-capital	$596,221
Distributions in excess of net investment loss	(2,304)
Accumulated net realized loss	(6,206)
Unrealized appreciation of investments	69,789
Net assets	$657,500

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$17.69/$18.72
Shares outstanding	19,797
Net assets	$350,195
Class B: Net asset value per share	$14.60
Shares outstanding	557
Net assets	$8,124
Class C: Net asset value per share	$14.62
Shares outstanding	2,020
Net assets	$29,533
Class I: Net asset value per share	$18.00
Shares outstanding	11,167
Net assets	$200,957
Class R3: Net asset value per share	$17.90
Shares outstanding	20
Net assets	$358
Class R4: Net asset value per share	$18.22
Shares outstanding	186
Net assets	$3,395
Class R5: Net asset value per share	$18.43
Shares outstanding	35
Net assets	$648
Class Y: Net asset value per share	$18.62
Shares outstanding	3,453
Net assets	$64,290

The accompanying notes are an integral part of these financial statements

9

The Hartford Growth Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$5,991
Interest	35
Total investment income	6,026

Expenses:
Investment management fees	5,291
Administrative services fees	7
Transfer agent fees	1,377
Distribution fees
Class A	983
Class B	108
Class C	361
Class R3	2
Class R4	9
Custodian fees	6
Accounting services fees	86
Registration and filing fees	145
Board of Directors' fees	19
Audit fees	17
Other expenses	129
Total expenses (before waivers and fees paid indirectly)	8,540
Expense waivers	(108)
Transfer agent fee waivers	(18)
Commission recapture	(14)
Total waivers and fees paid indirectly	(140)
Total expenses, net	8,400
Net Investment Loss	(2,374)
Net Realized Gain on Investments:
Net realized gain on investments in securities	79,577
Net Realized Gain on Investments	79,577
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(48,155)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(48,154)
Net Gain on Investments and Foreign Currency Transactions	31,423
Net Increase in Net Assets Resulting from Operations	$29,049

The accompanying notes are an integral part of these financial statements

10

The Hartford Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(2,374)	$(1,597)
Net realized gain on investments and foreign currency transactions	79,577	51,417
Net unrealized depreciation of investments and foreign currency transactions	(48,154)	(12,890)
Net Increase In Net Assets Resulting From Operations	29,049	36,930
Capital Share Transactions:
Class A	(71,341)	105,155
Class B	(5,744)	(5,074)
Class C	(11,058)	(6,415)
Class I	54,918	79,116
Class L*	—	(184,338)
Class R3	42	61
Class R4	(680)	230
Class R5	(91)	540
Class Y	(63,501)	18,053
Net increase (decrease) from capital share transactions	(97,455)	7,328
Net Increase (Decrease) In Net Assets	(68,406)	44,258
Net Assets:
Beginning of period	725,906	681,648
End of period	$657,500	$725,906
Undistributed (distribution in excess of) net investment income (loss)	$(2,304)	$—

* Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements

11

The Hartford Growth Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the

13

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

14

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

15

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(6,476)
Unrealized Appreciation †	67,755
Total Accumulated Earnings	$61,279

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$70
Accumulated Net Realized Gain (Loss)	568
Capital Stock and Paid-in-Capital	(638)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$4,172
Total	$4,172

During the year ended October 31, 2012, the Fund utilized $79,288 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$2,304

17

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund

18

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended
October 31, 2012
Class A	1.25%
Class B	2.00
Class C	1.97
Class I	0.99
Class R3	1.50
Class R4	1.19
Class R5	0.90
Class Y	0.79

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $251 and contingent deferred sales charges of $9 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $46.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

19

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

		Percentage
	Shares	of Class
Class R4	6	3%
Class R5	7	20

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$429,469
Sales Proceeds Excluding U.S. Government Obligations	512,856

20

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,421	—	(5,416)	—	(3,995)	2,922	—	(6,522)	10,830	7,230
Amount	$25,008	$—	$(96,349)	$—	$(71,341)	$52,714	$—	$(115,672)	$168,113	$105,155
Class B
Shares	19	—	(411)	—	(392)	52	—	(399)	—	(347)
Amount	$273	$—	$(6,017)	$—	$(5,744)	$761	$—	$(5,835)	$—	$(5,074)
Class C
Shares	204	—	(965)	—	(761)	285	—	(721)	—	(436)
Amount	$2,991	$—	$(14,049)	$—	$(11,058)	$4,183	$—	$(10,598)	$—	$(6,415)
Class I
Shares	4,878	—	(1,790)	—	3,088	5,804	—	(1,371)	—	4,433
Amount	$87,120	$—	$(32,202)	$—	$54,918	$103,384	$—	$(24,268)	$—	$79,116
Class L
Shares	—	—	—	—	—	172	—	(1,051)	(10,593)	(11,472)
Amount	$—	$—	$—	$—	$—	$3,138	$—	$(19,363)	$(168,113)	$(184,338)
Class R3
Shares	13	—	(10)	—	3	9	—	(6)	—	3
Amount	$221	$—	$(179)	$—	$42	$164	$—	$(103)	$—	$61
Class R4
Shares	30	—	(68)	—	(38)	47	—	(34)	—	13
Amount	$552	$—	$(1,232)	$—	$(680)	$857	$—	$(627)	$—	$230
Class R5
Shares	17	—	(21)	—	(4)	32	—	(1)	—	31
Amount	$310	$—	$(401)	$—	$(91)	$555	$—	$(15)	$—	$540
Class Y
Shares	939	—	(4,456)	—	(3,517)	1,580	—	(589)	—	991
Amount	$17,359	$—	$(80,860)	$—	$(63,501)	$28,941	$—	$(10,888)	$—	$18,053
Total
Shares	7,521	—	(13,137)	—	(5,616)	10,903	—	(10,694)	237	446
Amount	$133,834	$—	$(231,289)	$—	$(97,455)	$194,697	$—	$(187,369)	$—	$7,328

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	108	$1,914
For the Year Ended October 31, 2011	88	$1,544

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

21

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

11.	Class Merger:

At its May 3, 2011 meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	10,593
Shares issued – to Class L shareholders	10,830	N/A
Net assets immediately before merger	$229,124	$179,517
Net assets immediately after merger	$408,641	N/A

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

23

The Hartford Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period
For the Year Ended October 31, 2012
A	$17.01	$(0.08)	$0.76	$0.68	$–	$–	$–	$–	$17.69
B	14.14	(0.22)	0.68	0.46	–	–	–	–	14.60
C	14.16	(0.20)	0.66	0.46	–	–	–	–	14.62
I	17.26	(0.02)	0.76	0.74	–	–	–	–	18.00
R3	17.26	(0.13)	0.77	0.64	–	–	–	–	17.90
R4	17.51	(0.07)	0.78	0.71	–	–	–	–	18.22
R5	17.65	(0.01)	0.79	0.78	–	–	–	–	18.43
Y	17.82	0.01	0.79	0.80	–	–	–	–	18.62

For the Year Ended October 31, 2011
A(E)	16.14	0.03	0.84	0.87	–	–	–	–	17.01
B	13.53	(0.18)	0.79	0.61	–	–	–	–	14.14
C	13.53	(0.15)	0.78	0.63	–	–	–	–	14.16
I	16.33	–	0.93	0.93	–	–	–	–	17.26
R3	16.42	(0.10)	0.94	0.84	–	–	–	–	17.26
R4	16.61	(0.04)	0.94	0.90	–	–	–	–	17.51
R5	16.69	–	0.96	0.96	–	–	–	–	17.65
Y	16.83	0.03	0.96	0.99	–	–	–	–	17.82

For the Year Ended October 31, 2010
A	13.57	(0.05)	2.62	2.57	–	–	–	–	16.14
B	11.46	(0.16)	2.23	2.07	–	–	–	–	13.53
C	11.46	(0.15)	2.22	2.07	–	–	–	–	13.53
I	13.73	0.01	2.65	2.66	(0.06)	–	–	(0.06)	16.33
R3	13.84	(0.07)	2.66	2.59	(0.01)	–	–	(0.01)	16.42
R4	13.98	(0.03)	2.69	2.66	(0.03)	–	–	(0.03)	16.61
R5	14.10	0.01	2.64	2.65	(0.06)	–	–	(0.06)	16.69
Y	14.15	0.03	2.72	2.75	(0.07)	–	–	(0.07)	16.83

For the Year Ended October 31, 2009
A	11.59	0.02	1.96	1.98	–	–	–	–	13.57
B	9.83	(0.03)	1.66	1.63	–	–	–	–	11.46
C	9.86	(0.07)	1.67	1.60	–	–	–	–	11.46
I	11.69	0.05	1.99	2.04	–	–	–	–	13.73
R3	11.86	(0.02)	2.00	1.98	–	–	–	–	13.84
R4	11.94	0.01	2.03	2.04	–	–	–	–	13.98
R5	12.00	0.04	2.06	2.10	–	–	–	–	14.10
Y	12.03	0.08	2.04	2.12	–	–	–	–	14.15

For the Year Ended October 31, 2008 (F)
A	21.25	(0.05)	(8.03)	(8.08)	–	(1.58)	–	(1.58)	11.59
B	18.39	(0.13)	(6.85)	(6.98)	–	(1.58)	–	(1.58)	9.83
C	18.45	(0.14)	(6.87)	(7.01)	–	(1.58)	–	(1.58)	9.86
I	21.34	0.02	(8.09)	(8.07)	–	(1.58)	–	(1.58)	11.69
R3	21.76	(0.08)	(8.24)	(8.32)	–	(1.58)	–	(1.58)	11.86
R4	21.82	(0.03)	(8.27)	(8.30)	–	(1.58)	–	(1.58)	11.94
R5	21.87	0.02	(8.31)	(8.29)	–	(1.58)	–	(1.58)	12.00
Y	21.90	0.04	(8.33)	(8.29)	–	(1.58)	–	(1.58)	12.03

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(F)	Per share amounts have been calculated using average shares outstanding method.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

4.00%	$350,195	1.27%	1.25%	(0.41)%	62%
3.25	8,124	2.27	2.00	(1.16)	–
3.25	29,533	1.97	1.97	(1.13)	–
4.29	200,957	0.99	0.99	(0.15)	–
3.71	358	1.65	1.50	(0.67)	–
4.05	3,395	1.20	1.20	(0.36)	–
4.42	648	0.90	0.90	(0.06)	–
4.49	64,290	0.79	0.79	0.04	–

5.39	404,630	1.26	1.25	0.22	47
4.51	13,411	2.22	2.05	(1.03)	–
4.66	39,365	1.95	1.95	(0.96)	–
5.70	139,421	0.95	0.95	(0.03)	–
5.12	298	1.61	1.50	(0.55)	–
5.42	3,918	1.19	1.19	(0.21)	–
5.75	689	0.91	0.90	(0.03)	–
5.88	124,174	0.79	0.79	0.18	–

18.94	267,340	1.29	1.29	(0.32)	57
18.06	17,522	2.28	2.05	(1.08)	–
18.06	43,521	1.99	1.99	(1.02)	–
19.42	59,539	0.90	0.90	0.06	–
18.69	233	1.62	1.53	(0.58)	–
19.03	3,507	1.20	1.20	(0.24)	–
18.83	134	0.94	0.93	0.03	–
19.50	100,614	0.81	0.81	0.16	–

17.08	260,833	1.44	1.24	0.15	94
16.58	19,319	2.49	1.69	(0.30)	–
16.23	44,604	2.09	2.05	(0.67)	–
17.45	54,433	0.94	0.94	0.43	–
16.69	163	1.73	1.55	(0.25)	–
17.09	2,541	1.23	1.23	0.12	–
17.50	91	0.96	0.95	0.39	–
17.62	99,987	0.84	0.84	0.56	–

(40.77)	292,129	1.27	1.27	(0.27)	106
(41.16)	19,936	2.24	1.91	(0.91)	–
(41.19)	46,757	1.97	1.97	(0.96)	–
(40.53)	48,174	0.89	0.89	0.14	–
(40.93)	53	1.71	1.55	(0.51)	–
(40.70)	1,394	1.20	1.20	(0.17)	–
(40.56)	51	0.92	0.92	0.09	–
(40.50)	116,109	0.80	0.80	0.21	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Fund of The Hartford Mutual Funds II, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

26

The Hartford Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

28

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

30

The Hartford Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$935.48	$6.08	$1,000.00	$1,018.85	$6.34	1.25%	184	366
Class B	$1,000.00	$932.31	$9.71	$1,000.00	$1,015.09	$10.13	2.00	184	366
Class C	$1,000.00	$931.80	$9.61	$1,000.00	$1,015.18	$10.03	1.98	184	366
Class I	$1,000.00	$937.01	$4.87	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class R3	$1,000.00	$934.24	$7.29	$1,000.00	$1,017.59	$7.61	1.50	184	366
Class R4	$1,000.00	$935.32	$5.84	$1,000.00	$1,019.10	$6.09	1.20	184	366
Class R5	$1,000.00	$937.44	$4.38	$1,000.00	$1,020.61	$4.57	0.90	184	366
Class Y	$1,000.00	$938.04	$3.90	$1,000.00	$1,021.11	$4.06	0.80	184	366

31

The Hartford Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group for the 1-, 3- and 5-year periods. The Board also noted that the Fund had underperformed relative to its benchmark for the 1- and 3-year periods and that its performance was in line with the benchmark for the 5-year period. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-G12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Growth Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Growth Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Opportunities Fund inception 03/31/1963
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Growth Opportunities A#	13.93%	-2.51%	9.80%
Growth Opportunities A##	7.67%	-3.60%	9.18%
Growth Opportunities B#	13.08%	-3.22%	9.16%*
Growth Opportunities B##	8.08%	-3.55%	9.16%*
Growth Opportunities C#	13.08%	-3.17%	9.04%
Growth Opportunities C##	12.08%	-3.17%	9.04%
Growth Opportunities I#	14.21%	-2.16%	10.03%
Growth Opportunities R3#	13.63%	-2.72%	9.88%
Growth Opportunities R4#	13.95%	-2.42%	10.09%
Growth Opportunities R5#	14.30%	-2.13%	10.27%
Growth Opportunities Y#	14.39%	-2.03%	10.34%
Russell 1000 Growth Index	13.02%	1.95%	7.15%
Russell 3000 Growth Index	12.76%	1.90%	7.32%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Opportunities Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

How did the Fund perform?

The Class A shares of The Hartford Growth Opportunities Fund returned 13.93%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming the benchmark, the Russell 3000 Growth, which returned 12.76% for the same period. The Fund also outperformed the 9.53% return of the average fund in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Overall U.S. equity market performance was positive for the period across all market capitalizations: large cap equities (+15.2%), mid caps (+12.1%), and small caps (+12.1%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. All ten sectors in the Russell 3000 Growth Index had positive returns, with Telecommunication Services (+23%), HealthCare (+22%), and Financials (+17%) leading the way. Utilities (+6%) and Energy (+7%) lagged on a relative basis.

Security selection was the primary driver of benchmark relative outperformance during the period. Positive selection within Consumer Discretionary, Information Technology, and Telecommunication Services more than offset weak selection in Energy, Industrials, and Consumer Staples. Allocation among sectors, a residual of our bottom-up stock selection process, also contributed to relative outperformance, primarily due to above-benchmark allocations to the strong performing Information Technology and Health Care sectors.

Top contributors to absolute (i.e. total return) and relative performance during the period were HUGHES Telematics (Telecommunication Services), Equinix (Information Technology), and Apple (Information Technology). Shares of HUGHES Telematics, an automotive voice and data communications company, rose after the company announced it would be acquired by Verizon. We eliminated the position during the period. Equinix is a global interconnection and data center company. The company is benefiting from strong trends in the industry, and strong execution by the management team, causing the share price to rise. Shares of consumer electronics company Apple moved higher after the company generated better-than-expected revenue and earnings, led by robust sales of the iPhone 4S and iPad. eBay (Information Technology) was also among top contributors to absolute performance.

Among the top detractors from relative and absolute performance during the period were Deckers Outdoor (Consumer Discretionary), Chesapeake Energy (Energy), and Newfield Exploration (Energy). Deckers Outdoor is a designer and marketer of fashion-oriented footwear, including the UGG and Teva brands. Shares fell as unseasonably warm winter weather hurt sales and the company issued conservative guidance for 2012 earnings. Shares of Chesapeake Energy, a U.S.-based producer of natural gas, oil, and natural gas liquids, underperformed on concerns that increased spending on leaseholds and capital expenditures would not result in higher production guidance. Shares of Newfield Exploration, a U.S.-based oil & gas exploration and production company, fell after the company missed earnings expectations based on lower production volumes and provided mixed guidance for liquids-rich growth. Facebook (Information Technology), a global leader in social networking services, was also among the top detractors from absolute performance. Shares fell after the company posted

3

The Hartford Growth Opportunities Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

solid quarterly earnings but failed to provide formal guidance to investors. Additionally, investors continued to worry about slowing advertising revenue growth as more users access Facebook via mobile devices.

What is the outlook?

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental research in a disciplined framework to build a portfolio of the most attractive stocks. Sector allocation is a residual of the bottom-up stock selection process and is not explicitly targeted in management decisions.

At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Consumer Discretionary, Health Care, and Financials sectors and most underweight in the Industrials, Consumer Staples, and Information Technology sectors relative to the benchmark.

At meetings held on July 31-August 1, 2012, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Reorganization relating to the proposed reorganization of The Hartford Fundamental Growth Fund into the Fund. The Reorganization requires approval from shareholders of The Hartford Fundamental Growth Fund. A special meeting of shareholders of The Hartford Fundamental Growth Fund is scheduled for December 17, 2012. If approved, the Reorganization is expected to occur on or before February 22, 2013.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	1.2%
Capital Goods (Industrials)	1.1
Commercial and Professional Services (Industrials)	2.4
Consumer Durables and Apparel (Consumer Discretionary)	5.8
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	4.7
Energy (Energy)	6.8
Food and Staples Retailing (Consumer Staples)	1.5
Food, Beverage and Tobacco (Consumer Staples)	1.9
Health Care Equipment and Services (Health Care)	9.3
Insurance (Financials)	2.2
Materials (Materials)	5.6
Media (Consumer Discretionary)	5.2
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	10.2
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	10.3
Semiconductors and Semiconductor Equipment (Information Technology)	1.0
Software and Services (Information Technology)	18.6
Technology Hardware and Equipment (Information Technology)	7.8
Short-Term Investments	1.2
Other Assets and Liabilities	(0.7)
Total	100.0%

4

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Banks - 1.2%
211	M&T Bank Corp.	$21,992

	Capital Goods - 1.1%
608	Owens Corning, Inc. ●	20,412

	Commercial and Professional Services - 2.4%
1,675	Capita plc	19,572
319	IHS, Inc. ●	26,909
		46,481
	Consumer Durables and Apparel - 5.8%
930	Hanesbrands, Inc. ●	31,119
172	Jarden Corp.	8,542
457	Lennar Corp.	17,110
177	PVH Corp.	19,469
6,797	Samsonite International S.A.	14,070
198	Whirlpool Corp.	19,304
		109,614
	Consumer Services - 2.8%
2,293	Burger King Worldwide, Inc. ●	34,080
–	Diamond Resorts LLC ⌂†	19,819
		53,899
	Diversified Financials - 4.7%
132	BlackRock, Inc.	25,027
923	Invesco Ltd.	22,436
565	JP Morgan Chase & Co.	23,549
755	NYSE Euronext	18,704
		89,716
	Energy - 6.8%
358	Anadarko Petroleum Corp.	24,618
170	Apache Corp.	14,076
260	Cabot Oil & Gas Corp.	12,200
321	Cobalt International Energy, Inc. ●	6,680
356	Ensco plc	20,590
767	Peabody Energy Corp.	21,399
142	Pioneer Natural Resources Co.	14,971
436	Southwestern Energy Co. ●	15,141
		129,675
	Food and Staples Retailing - 1.5%
610	CVS Caremark Corp.	28,296

	Food, Beverage and Tobacco - 1.9%
514	Constellation Brands, Inc. Class A ●	18,150
207	Philip Morris International, Inc.	18,363
		36,513
	Health Care Equipment and Services - 9.3%
651	Cardinal Health, Inc.	26,785
868	Catamaran Corp. ●	40,926
528	Edwards Lifesciences Corp. ●	45,818
2,066	Hologic, Inc. ●	42,600
228	McKesson Corp.	21,247
		177,376
	Insurance - 2.2%
589	American International Group, Inc. ●	20,563
404	Aon plc	21,796
		42,359
	Materials - 5.6%
471	Ball Corp.	20,171
583	Crown Holdings, Inc. ●	22,294
551	International Paper Co.	19,728
651	Methanex Corp. ADR	19,531
342	Rock Tenn Co. Class A	25,006
1,875	Sino Forest Corp. Class A ⌂●†	–
		106,730
	Media - 5.2%
483	AMC Networks, Inc. Class A ●	22,542
6,838	Sirius XM Radio, Inc. w/ Rights ●	19,145
446	Time Warner, Inc.	19,397
385	Viacom, Inc. Class B	19,723
362	Walt Disney Co.	17,753
		98,560
	Pharmaceuticals, Biotechnology and Life Sciences - 10.2%
753	Agilent Technologies, Inc.	27,091
327	Auxilium Pharmaceuticals, Inc. ●	6,689
98	Biogen Idec, Inc. ●	13,568
297	Elan Corp. plc ADR ●	3,210
467	Eli Lilly & Co.	22,727
685	Forest Laboratories, Inc. ●	23,102
444	Gilead Sciences, Inc. ●	29,843
594	Merck & Co., Inc.	27,086
44	Onyx Pharmaceuticals, Inc. ●	3,416
81	Regeneron Pharmaceuticals, Inc. ●	11,489
298	Watson Pharmaceuticals, Inc. ●	25,638
		193,859
	Real Estate - 1.1%
1,466	Host Hotels & Resorts, Inc. REIT	21,201

	Retailing - 10.3%
206	Amazon.com, Inc. ●	47,886
513	CarMax, Inc. ●	17,298
385	Dick's Sporting Goods, Inc.	19,263
172	Dufry Group ●	21,851
361	Family Dollar Stores, Inc.	23,792
722	Lowe's Co., Inc.	23,392
33	Priceline.com, Inc. ●	18,670
660	Urban Outfitters, Inc. ●	23,597
		195,749
	Semiconductors and Semiconductor Equipment - 1.0%
834	Skyworks Solutions, Inc. ●	19,504

	Software and Services - 18.6%
1,714	Activision Blizzard, Inc.	18,663
564	Akamai Technologies, Inc. ●	21,427
2,471	Cadence Design Systems, Inc. ●	31,278
283	Citrix Systems, Inc. ●	17,467
511	eBay, Inc. ●	24,677
125	Equinix, Inc. ●	22,488
679	Facebook, Inc. ●	14,327
57	Google, Inc. ●	38,849
404	IAC/InterActiveCorp.	19,521
349	LinkedIn Corp. Class A ●	37,339
1,285	Oracle Corp.	39,913
201	Salesforce.com, Inc. ●	29,276
164	ServiceNow, Inc. ●	5,011
221	Splunk, Inc. ●	6,199
125	Teradata Corp. ●	8,516
602	Tibco Software, Inc. ●	15,176

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Software and Services - 18.6% - (continued)
94	Workday, Inc. Class A ●	$4,574
		354,701
	Technology Hardware and Equipment - 7.8%
168	Apple, Inc.	99,785
1,273	EMC Corp. ●	31,090
1,115	Juniper Networks, Inc. ●	18,473
		149,348
	Total common stocks
	(cost $1,720,939)	$1,895,985

	Total long-term investments
	(cost $1,720,939)	$1,895,985

SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 1.2%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $4,248,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $4,333)
$4,248	0.30%, 10/31/2012		$4,248
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $1,730, collateralized by
FHLMC 2.50% - 5.11%, 2023 - 2038,
FNMA 0.76% - 6.09%, 2015 - 2041,
GNMA 5.00%, 2039 - 2040, U.S. Treasury
	Note 0.63%, 2017, value of $1,764)
1,730	0.25%, 10/31/2012		1,730
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $2,974, collateralized by FNMA 2.50%, 2027, value of $3,034)
2,974	0.35%, 10/31/2012		2,974
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,130, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $1,152)
1,130	0.35%, 10/31/2012		1,130
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $5,248, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $5,347)
5,248	0.28%, 10/31/2012		5,248
TD Securities TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $6,652, collateralized by FFCB
0.23% - 5.70%, 2013 - 2020, FHLB 0.07%
- 6.70%, 2012 - 2021, FHLMC 0.09% -
6.00%, 2012 - 2042, FNMA 0.22% -
	6.63%, 2013 - 2042, value of $6,785)
6,652	0.25%, 10/31/2012		6,652
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $30, collateralized by U.S. Treasury Note 8.13%, 2019, value of $31)
30	0.25%, 10/31/2012		30
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $1,542, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $1,573)
1,542	0.30%, 10/31/2012		1,542
			23,554
	Total short-term investments
	(cost $23,554)		$23,554

	Total investments
	(cost $1,744,493) ▲	100.7%	$1,919,539
	Other assets and liabilities	(0.7)%	(13,044)
	Total net assets	100.0%	$1,906,495

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $1,743,067 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$239,339
Unrealized Depreciation	(62,867)
Net Unrealized Appreciation	$176,472

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $19,819, which represents 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	–	Diamond Resorts LLC	$17,340
05/2011 - 07/2011	1,875	Sino Forest Corp. Class A	26,988

At October 31, 2012, the aggregate value of these securities was $19,819, which represents 1.0% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,895,985	$1,820,673	$55,493	$19,819
Short-Term Investments	23,554	–	23,554	–
Total	$1,919,539	$1,820,673	$79,047	$19,819

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Common Stocks	$37,371	$—	$2,410	†	$—	$—	$—	$—	$(19,962)	$19,819
Total	$37,371	$—	$2,410		$—	$—	$—	$—	$(19,962)	$19,819

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $2,410.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Opportunities Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,744,493)	$1,919,539
Cash	160
Receivables:
Investment securities sold	8,937
Fund shares sold	5,991
Dividends and interest	450
Other assets	104
Total assets	1,935,181
Liabilities:
Payables:
Investment securities purchased	23,690
Fund shares redeemed	4,206
Investment management fees	297
Administrative fees	2
Distribution fees	77
Accrued expenses	414
Total liabilities	28,686
Net assets	$1,906,495
Summary of Net Assets:
Capital stock and paid-in-capital	$2,027,014
Distributions in excess of net investment loss	(7,896)
Accumulated net realized loss	(287,669)
Unrealized appreciation of investments	175,046
Net assets	$1,906,495

Shares authorized	23,750,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$29.60/$31.32
Shares outstanding	25,299
Net assets	$748,795
Class B: Net asset value per share	$23.43
Shares outstanding	1,004
Net assets	$23,529
Class C: Net asset value per share	$23.52
Shares outstanding	5,237
Net assets	$123,174
Class I: Net asset value per share	$30.14
Shares outstanding	29,649
Net assets	$893,563
Class R3: Net asset value per share	$30.09
Shares outstanding	574
Net assets	$17,259
Class R4: Net asset value per share	$30.64
Shares outstanding	1,255
Net assets	$38,458
Class R5: Net asset value per share	$31.09
Shares outstanding	480
Net assets	$14,935
Class Y: Net asset value per share	$31.25
Shares outstanding	1,497
Net assets	$46,782

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Opportunities Fund
Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$12,533
Interest	90
Less: Foreign tax withheld	(183)
Total investment income	12,440

Expenses:
Investment management fees	13,350
Administrative services fees	100
Transfer agent fees	3,492
Distribution fees
Class A	1,863
Class B	253
Class C	1,217
Class R3	75
Class R4	93
Custodian fees	18
Accounting services fees	224
Registration and filing fees	213
Board of Directors' fees	48
Audit fees	28
Other expenses	344
Total expenses (before waivers and fees paid indirectly)	21,318
Expense waivers	(161)
Transfer agent fee waivers	(23)
Commission recapture	(144)
Total waivers and fees paid indirectly	(328)
Total expenses, net	20,990
Net Investment Loss	(8,550)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	146,856
Net realized gain on foreign currency contracts	420
Net realized loss on other foreign currency transactions	(451)
Net Realized Gain on Investments and Foreign Currency Transactions	146,825
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	98,390
Net unrealized depreciation of foreign currency contracts	(15)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	14
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	98,389
Net Gain on Investments and Foreign Currency Transactions	245,214
Net Increase in Net Assets Resulting from Operations	$236,664

The accompanying notes are an integral part of these financial statements.

10

The Hartford Growth Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(8,550)	$(8,371)
Net realized gain on investments and foreign currency transactions	146,825	260,982
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	98,389	(185,076)
Net Increase In Net Assets Resulting From Operations	236,664	67,535
Capital Share Transactions:
Class A	(101,986)	200,204
Class B	(7,447)	(8,347)
Class C	(19,411)	(36,671)
Class I	(2,175)	298,181
Class L*	—	(352,995)
Class R3	1,891	2,297
Class R4	(2,805)	(9,019)
Class R5	(1,074)	(1,074)
Class Y	(60,788)	(47,582)
Net increase (decrease) from capital share transactions	(193,795)	44,994
Net Increase In Net Assets	42,869	112,529
Net Assets:
Beginning of period	1,863,626	1,751,097
End of period	$1,906,495	$1,863,626
Undistributed (distribution in excess of) net investment income (loss)	$(7,896)	$—

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Growth Opportunities Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

13

The Hartford Growth Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012
(000’s Omitted)

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate

14

per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

15

The Hartford Growth Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012
(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

16

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$420	$—	$—	$—	$—	$420
Total	$—	$420	$—	$—	$—	$—	$420

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(15)	$—	$—	$—	$—	$(15)
Total	$—	$(15)	$—	$—	$—	$—	$(15)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no

17

The Hartford Growth Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012
(000’s Omitted)

provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(296,991)
Unrealized Appreciation †	176,472
Total Accumulated Deficit	$(120,519)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$654
Accumulated Net Realized Gain (Loss)	5,020
Capital Stock and Paid-in-Capital	(5,674)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$289,095
Total	$289,095

During the year ended October 31, 2012, the Fund utilized $145,872 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$7,896

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

19

The Hartford Growth Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012
(000’s Omitted)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.21%	1.96%	1.96%	0.96%	1.45%	1.15%	0.85%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.20%
Class B	1.95
Class C	1.92
Class I	0.94
Class R3	1.44
Class R4	1.14
Class R5	0.84
Class Y	0.76

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $981 and contingent deferred sales charges of $59 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or

20

less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $121.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,111,580
Sales Proceeds Excluding U.S. Government Obligations	2,293,755

21

The Hartford Growth Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,544	—	(6,282)	—	(3,738)	2,652	—	(6,839)	15,814	11,627
Amount	$72,018	$—	$(174,004)	$—	$(101,986)	$72,474	$—	$(184,293)	$312,023	$200,204
Class B
Shares	56	—	(397)	—	(341)	38	—	(427)	—	(389)
Amount	$1,248	$—	$(8,695)	$—	$(7,447)	$828	$—	$(9,175)	$—	$(8,347)
Class C
Shares	608	—	(1,527)	—	(919)	762	—	(2,461)	—	(1,699)
Amount	$13,759	$—	$(33,170)	$—	$(19,411)	$16,856	$—	$(53,527)	$—	$(36,671)
Class I
Shares	13,344	—	(13,671)	—	(327)	21,958	—	(11,724)	—	10,234
Amount	$380,872	$—	$(383,047)	$—	$(2,175)	$617,676	$—	$(319,495)	$—	$298,181
Class L
Shares	—	—	—	—	—	235	—	(1,670)	(15,385)	(16,820)
Amount	$—	$—	$—	$—	$—	$6,709	$—	$(47,681)	$(312,023)	$(352,995)
Class R3
Shares	235	—	(169)	—	66	269	—	(187)	—	82
Amount	$6,735	$—	$(4,844)	$—	$1,891	$7,426	$—	$(5,129)	$—	$2,297
Class R4
Shares	317	—	(410)	—	(93)	296	—	(617)	—	(321)
Amount	$8,917	$—	$(11,722)	$—	$(2,805)	$8,244	$—	$(17,263)	$—	$(9,019)
Class R5
Shares	148	—	(188)	—	(40)	531	—	(561)	—	(30)
Amount	$4,348	$—	$(5,422)	$—	$(1,074)	$15,120	$—	$(16,194)	$—	$(1,074)
Class Y
Shares	540	—	(2,640)	—	(2,100)	346	—	(2,018)	—	(1,672)
Amount	$15,636	$—	$(76,424)	$—	$(60,788)	$9,849	$—	$(57,431)	$—	$(47,582)
Total
Shares	17,792	—	(25,284)	—	(7,492)	27,087	—	(26,504)	429	1,012
Amount	$503,533	$—	$(697,328)	$—	$(193,795)	$755,182	$—	$(710,188)	$—	$44,994

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	66	$1,829
For the Year Ended October 31, 2011	51	$1,346

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

22

11.	Class Merger:

At its May 3, 2011 meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	15,385
Shares issued - to Class L shareholders	15,814	N/A
Net assets immediately before merger	$371,266	$402,076
Net assets immediately after merger	$773,342	N/A

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Growth Opportunities Fund

Notes to Financial Statements – (continued)

October 31, 2012
(000’s Omitted)

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At meetings held on July 31-August 1, 2012, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Plan of Reorganization relating to the proposed reorganization of The Hartford Fundamental Growth Fund into the Fund. The Reorganization requires approval from shareholders of The Hartford Fundamental Growth Fund. A special meeting of shareholders of The Hartford Fundamental Growth Fund is scheduled for December 17, 2012. If approved, the Reorganization is expected to occur on or before February 22, 2013.

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

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25

The Hartford Growth Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$25.98	$(0.15)	$3.77	$3.62	$–	$–	$–	$–	$29.60
B	20.72	(0.28)	2.99	2.71	–	–	–	–	23.43
C	20.80	(0.28)	3.00	2.72	–	–	–	–	23.52
I	26.39	(0.08)	3.83	3.75	–	–	–	–	30.14
R3	26.48	(0.22)	3.83	3.61	–	–	–	–	30.09
R4	26.89	(0.14)	3.89	3.75	–	–	–	–	30.64
R5	27.20	(0.05)	3.94	3.89	–	–	–	–	31.09
Y	27.32	(0.03)	3.96	3.93	–	–	–	–	31.25

For the Year Ended October 31, 2011 (E)
A(F)	24.78	0.02	1.18	1.20	–	–	–	–	25.98
B	19.93	(0.29)	1.08	0.79	–	–	–	–	20.72
C	19.98	(0.26)	1.08	0.82	–	–	–	–	20.80
I	25.10	(0.06)	1.35	1.29	–	–	–	–	26.39
R3	25.31	(0.20)	1.37	1.17	–	–	–	–	26.48
R4	25.63	(0.12)	1.38	1.26	–	–	–	–	26.89
R5	25.85	(0.04)	1.39	1.35	–	–	–	–	27.20
Y	25.94	(0.01)	1.39	1.38	–	–	–	–	27.32

For the Year Ended October 31, 2010 (E)
A	20.69	(0.13)	4.22	4.09	–	–	–	–	24.78
B	16.77	(0.25)	3.41	3.16	–	–	–	–	19.93
C	16.78	(0.23)	3.43	3.20	–	–	–	–	19.98
I	20.91	(0.05)	4.28	4.23	(0.04)	–	–	(0.04)	25.10
R3	21.17	(0.18)	4.32	4.14	–	–	–	–	25.31
R4	21.37	(0.10)	4.36	4.26	–	–	–	–	25.63
R5	21.52	(0.03)	4.40	4.37	(0.04)	–	–	(0.04)	25.85
Y	21.59	(0.01)	4.42	4.41	(0.06)	–	–	(0.06)	25.94

For the Year Ended October 31, 2009
A	18.60	0.02	2.07	2.09	–	–	–	–	20.69
B	15.16	(0.09)	1.70	1.61	–	–	–	–	16.77
C	15.21	(0.13)	1.70	1.57	–	–	–	–	16.78
I	18.74	0.02	2.15	2.17	–	–	–	–	20.91
R3	19.08	(0.04)	2.13	2.09	–	–	–	–	21.17
R4	19.19	0.01	2.17	2.18	–	–	–	–	21.37
R5	19.28	0.02	2.22	2.24	–	–	–	–	21.52
Y	19.31	0.10	2.18	2.28	–	–	–	–	21.59

For the Year Ended October 31, 2008 (E)
A	38.24	(0.05)	(15.21)	(15.26)	–	(4.38)	–	(4.38)	18.60
B	32.23	(0.22)	(12.47)	(12.69)	–	(4.38)	–	(4.38)	15.16
C	32.27	(0.19)	(12.49)	(12.68)	–	(4.38)	–	(4.38)	15.21
I	38.39	0.07	(15.25)	(15.18)	(0.09)	(4.38)	–	(4.47)	18.74
R3	39.18	(0.11)	(15.61)	(15.72)	–	(4.38)	–	(4.38)	19.08
R4	39.33	(0.02)	(15.68)	(15.70)	(0.06)	(4.38)	–	(4.44)	19.19
R5	39.39	0.06	(15.72)	(15.66)	(0.07)	(4.38)	–	(4.45)	19.28
Y	39.43	0.10	(15.76)	(15.66)	(0.08)	(4.38)	–	(4.46)	19.31

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

13.93%	$748,795	1.23%	1.21%	(0.54)%	116%
13.08	23,529	2.15	1.96	(1.29)	–
13.08	123,174	1.93	1.93	(1.26)	–
14.21	893,563	0.95	0.95	(0.28)	–
13.63	17,259	1.48	1.45	(0.78)	–
13.95	38,458	1.16	1.15	(0.47)	–
14.30	14,935	0.86	0.85	(0.17)	–
14.39	46,782	0.76	0.76	(0.09)	–

4.84	754,532	1.22	1.22	0.06	121
3.96	27,884	2.13	2.04	(1.32)	–
4.10	128,016	1.92	1.92	(1.20)	–
5.14	791,091	0.92	0.92	(0.22)	–
4.62	13,444	1.48	1.45	(0.74)	–
4.92	36,249	1.16	1.15	(0.43)	–
5.22	14,132	0.86	0.85	(0.15)	–
5.32	98,278	0.76	0.76	(0.04)	–

19.77	431,465	1.35	1.32	(0.57)	115
18.84	34,559	2.18	2.07	(1.33)	–
19.07	156,903	1.95	1.95	(1.21)	–
20.23	495,439	0.93	0.93	(0.22)	–
19.56	10,772	1.49	1.49	(0.77)	–
19.93	42,770	1.17	1.17	(0.44)	–
20.34	14,203	0.87	0.87	(0.14)	–
20.44	136,662	0.77	0.77	(0.04)	–

11.24	746,980	1.47	1.24	0.11	137
10.62	36,371	2.36	1.84	(0.53)	–
10.32	173,788	2.04	2.04	(0.72)	–
11.58	360,198	0.99	0.99	0.23	–
10.95	8,468	1.55	1.55	(0.28)	–
11.36	35,421	1.21	1.21	0.05	–
11.62	11,967	0.92	0.92	0.20	–
11.81	172,228	0.80	0.80	0.50	–

(44.66)	1,145,281	1.31	1.31	(0.19)	142
(45.07)	38,167	2.13	2.05	(0.93)	–
(44.97)	201,128	1.93	1.93	(0.81)	–
(44.35)	118,918	0.86	0.86	0.25	–
(44.77)	5,391	1.52	1.52	(0.39)	–
(44.60)	19,129	1.19	1.19	(0.08)	–
(44.41)	3,169	0.93	0.93	0.22	–
(44.38)	133,048	0.78	0.78	0.34	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Opportunities Fund of The Hartford Mutual Funds II, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

28

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited) - (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Growth Opportunities Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Growth Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.39	$6.13	$1,000.00	$1,019.05	$6.14	1.21%	184	366
Class B	$1,000.00	$1,010.35	$9.90	$1,000.00	$1,015.28	$9.93	1.96	184	366
Class C	$1,000.00	$1,010.74	$9.77	$1,000.00	$1,015.41	$9.80	1.93	184	366
Class I	$1,000.00	$1,015.84	$4.76	$1,000.00	$1,020.41	$4.77	0.94	184	366
Class R3	$1,000.00	$1,013.47	$7.34	$1,000.00	$1,017.85	$7.35	1.45	184	366
Class R4	$1,000.00	$1,014.57	$5.82	$1,000.00	$1,019.36	$5.84	1.15	184	366
Class R5	$1,000.00	$1,016.35	$4.31	$1,000.00	$1,020.86	$4.32	0.85	184	366
Class Y	$1,000.00	$1,016.26	$3.84	$1,000.00	$1,021.32	$3.85	0.76	184	366

33

The Hartford Growth Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Growth Opportunities Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark for the 1-, 3- and 5-year periods. HIFSCO noted that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford Growth Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GO12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Municipal Real Return Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Municipal Real Return Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Municipal Real Return Fund inception 06/02/1986
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)
	1 Year	5 Year	10 Year
Municipal Real Return A#	8.87%	2.16%	3.21%
Municipal Real Return A##	3.97%	1.22%	2.73%
Municipal Real Return B#	8.03%	1.41%	2.61%*
Municipal Real Return B##	3.03%	1.07%	2.61%*
Municipal Real Return C#	8.11%	1.41%	2.46%
Municipal Real Return C##	7.11%	1.41%	2.46%
Municipal Real Return I#	9.12%	2.41%	3.36%
Municipal Real Return Y#	9.08%	2.41%	3.43%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	7.02%	5.76%	4.81%
Barclays Municipal Bond Index	9.03%	6.02%	5.24%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 4.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company, which used a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index (formerly known as Barclays Capital Municipal Bond 1-15 Year Blend (1-17) Index) is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

Barclays Municipal Bond Index (formerly known as Barclays Capital Municipal Bond Index) is an unmanaged index of municipal bonds with maturities greater than two years.

The Fund changed its benchmark from the Barclays Municipal Bond Index to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index because the Fund’s investment manager believes that the Barclays Municipal Bond 1-15 Year Blend (1-17) Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Real Return Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby	Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst	Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class A shares of The Hartford Municipal Real Return Fund returned 8.87%, before sales charge, for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 7.02% for the same period. The Fund also outperformed the 7.65% return of the average fund in the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the annual period, fixed income markets were extremely volatile due to the eurozone debt crisis and uncertainty over the global growth outlook. Efforts by policy makers to stabilize the situation in Europe along with encouraging U.S. economic data helped lift investor sentiment heading into 2012. However, optimism quickly faded by the second quarter amid renewed anxiety over Europe’s worsening debt crisis and deteriorating global growth. The growing potential for a Greek exit from the eurozone and contagion to other peripheral countries in particular exacerbated market fears. Major central banks – the European Central Bank (ECB) and Federal Open Market Committee (FOMC) - responded with bold policy moves in order to prop up the markets. ECB President Mario Draghi’s comments in late July that he would do “whatever it takes” to save the euro zone kicked off a string of positive policy developments that caused spreads in major fixed income sectors to tighten substantially through the remainder of the period.

In the municipal market, the investor search for yield was a persistent theme throughout the period, causing longer-duration and lower-rated municipals to end the most recent quarter posting modestly higher returns. Supply in the municipal market has been met with steady demand, as evidenced by positive net inflows into municipal bond mutual funds, particularly high-yield and long-duration funds. Although overall municipal defaults have not risen since last year, at the local level municipal bankruptcies have persisted as a concern for bondholders. California in particular has continued to make headlines. We believe that widespread defaults are unlikely; however, many municipalities remain under stress and research has been and we believe will continue to be the key to differentiating between winners and losers.

In addition, real yields, which are quoted for inflation protected securities, fell during the period. Similar to nominal Treasuries, yields on the longer end of the curve fell by more than on the front end of the curve, leading longer duration issues to outperform their short dated counterparts.

The portfolio’s overweight allocation (i.e. the Fund’s sector position was greater than the benchmark position) to Investment Grade Revenue Bonds, in particular the Port, Airport and Marina and Health Care sectors, was a driver of outperformance. An overweight allocation to High Yield Revenue Bonds within the Health Care sector also contributed to relative results. Security selection within the Multiple Utilities and Student Loan sectors of Investment Grade Revenue Bonds was additive to relative returns. Yield curve positioning was also a positive contributor to relative returns, as the portfolio transitioned from a longer duration to a shorter duration posture. Finally, the inflation overlay – which is implemented via CPI (consumer price index) swap derivatives - contributed to relative performance, as inflation expectations increased over the period.

What is the outlook?

The U.S. economy is expanding at a moderate pace. Europe and the U.S. fiscal cliff (i.e. expiration of certain tax rates cut combined with forced spending cuts) still pose risks. We ended the period with a modest procyclical risk posture. The municipal yield curve has flattened in line with the U.S. Treasury curve. New issue supply is expected to remain muted versus historic levels. Fund flows have continued to be strong. At the end of the period, we had a neutral duration position with a flattening bias and have been looking for opportunities to move into longer duration municipals.

Municipalities are under stress but we do not expect to see widespread defaults. State revenues continue to improve, but we believe that they will be offset by increasing pension and Medicaid expenses. We believe that Local General Obligations (GOs) will likely remain stressed until real estate prices improve. Municipal credit spreads have continued to tighten but are still attractive to us. We believe that security

3

The Hartford Municipal Real Return Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

selection remains key in this sector. We ended the period underweight in GOs, especially at the local municipality level. We ended the period overweight in Health Care, Toll Roads, and Airports. We favored essential service revenue bonds such as water, sewer, and electric utilities.

In our view, food inflation from rising corn prices will create diffuse inflation pressures over the next year. We believe headline inflation will rise over the next 6 - 12 months to 1.5 - 2.5%. As a result, we ended the period with an inflation hedge in place via Consumer Price Index swaps on 72% of the portfolio on a duration weighted basis.

Distribution by Credit Quality
as of October 31, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	5.2%
Aa / AA	36.8
A	37.0
Baa / BBB	7.6
Ba / BB	1.4
B	0.4
Unrated	6.7
Non Debt Securities and Other Short-Term Instruments	5.7
Other Assets & Liabilities	(0.8)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2012

Industry	Percentage of Net Assets
Airport Revenues	8.7%
General Obligations	16.5
Health Care/Services	12.6
Higher Education (Univ., Dorms, etc.)	6.9
Housing (HFA'S, etc.)	0.7
Miscellaneous	11.6
Pollution Control	2.4
Prerefunded	2.9
Special Tax Assessment	3.3
Tax Allocation	3.0
Transportation	7.3
Utilities - Combined	1.0
Utilities - Electric	8.6
Utilities - Gas	0.9
Utilities - Water and Sewer	7.9
Waste Disposal	0.8
Short-Term Investments	5.7
Other Assets and Liabilities	(0.8)
Total	100.0%

4

The Hartford Municipal Real Return Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.1%
	Alabama - 1.9%
	Alabama State 21st Century Auth TOB Settlement Rev
$1,100	4.00%, 06/01/2016	$1,222
1,500	5.00%, 06/01/2017	1,757
	Mobile, AL, IDA Pollution, Alabama Power Co.
1,815	1.65%, 06/01/2034	1,843
		4,822
	Alaska - 0.4%
	Alaska Municipal Bond Bank Auth GO
375	5.75%, 09/01/2033	436
	Anchorage, AK, GO
610	5.25%, 08/01/2028	705
		1,141
	Arizona - 1.2%
	Arizona State Health Fac Auth Hospital System Rev
1,000	5.00%, 02/01/2020	1,142
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	271
	Sundance, AZ, Community Fac Dist
304	7.13%, 07/01/2027 ■	305
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022	200
	Yavapai County, AZ, IDA Hospital Facility
1,000	4.00%, 10/01/2014	1,060
		2,978
	California - 13.9%
	California State Communities DA Rev
335	1.02%, 04/01/2036 Δ	252
3,500	5.00%, 10/01/2022 - 11/01/2029	3,949
	California State Dept Water Resources Supply Rev
500	5.00%, 05/01/2022	598
	California State GO
1,000	5.00%, 10/01/2019	1,221
3,515	6.50%, 04/01/2033 ╦	4,406
	California State Health Facilities FA, Sutter Health
1,110	5.88%, 08/15/2031	1,329
	California State Pollution Control FA
2,250	1.88%, 04/01/2025	2,291
	California State Public Works Board Lease Rev
1,500	5.25%, 10/01/2022	1,821
	California State Public Works Board, State University Trustees
170	6.13%, 04/01/2029	203
	California Statewide Community DA, Windrush School
250	0.00%, 07/01/2037 ●	132
	Chula Vista, CA, Industrial Development Rev
2,000	1.65%, 07/01/2018	2,031
	El Dorado, CA, Irrigation Dist
300	5.38%, 08/01/2024	341
	Golden State Tobacco Securitization Agency
425	5.00%, 06/01/2017	482
	Huntington Park, CA, Public FA Rev
400	5.25%, 09/01/2019	437
	Irvine, CA, Improvement Bond Act
190	3.00%, 09/02/2014	197
	Los Angeles, CA, Airport Rev
1,100	5.00%, 01/01/2020	1,270
	Los Angeles, CA, Wastewater System Rev
2,000	5.00%, 06/01/2022	2,415
	Metropolitan Water Dist Southern CA
1,000	2.50%, 07/01/2032	1,035
	Oakland, CA, Airport Rev
1,000	5.00%, 05/01/2026	1,130
	Palm Springs, CA, Community Redev Agency
535	5.50%, 09/01/2023	543
	San Bernardino, CA, Community College Dist GO
500	6.38%, 08/01/2026	612
	San Diego, CA, Redev Agency, Centre City Sub Pkg
200	5.25%, 09/01/2026	200
	San Francisco City & County, CA, Redev FA
1,120	6.50%, 08/01/2032	1,308
	Santa Cruz County, CA, Redev Agency
665	6.63%, 09/01/2029	776
	Southern California State Public Power Auth
500	5.00%, 07/01/2023	593
	Temecula, CA, Redev Agency Tax Allocation Rev
245	5.63%, 12/15/2038	240
	Torrance, CA, USD GO
1,500	5.50%, 08/01/2025	1,784
	Tuolumne, CA, Wind Proj Auth Rev
1,000	5.88%, 01/01/2029	1,189
	Ventura County, CA, Certificates of Participation
1,250	5.63%, 08/15/2027	1,461
	Washington Township, CA, Health Care Dist Rev
500	5.00%, 07/01/2037	523
1,000	6.00%, 07/01/2029	1,155
		35,924
	Colorado - 1.2%
	Colorado State Housing & FA
1,500	5.00%, 05/15/2014	1,606
	Denver, CO, City & County Airport Rev
600	5.00%, 11/15/2015	662
	University of Colorado Enterprise Rev
600	5.75%, 06/01/2028	745
		3,013
	Connecticut - 0.8%
	Bridgeport, CT, GO
610	4.00%, 08/15/2014	642
	Connecticut State DA Pollution Control Rev
1,490	1.55%, 05/01/2031	1,497
		2,139
	Delaware - 0.5%
	Delaware State Transportation Auth
1,180	5.00%, 07/01/2025	1,404

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.1% - (continued)
	District of Columbia - 1.8%
	District of Columbia University Rev
$3,000	5.25%, 04/01/2034	$3,345
	Metropolitan Washington, DC, Airport Auth System Rev
1,035	5.00%, 10/01/2022	1,242
		4,587
	Florida - 6.8%
	Broward County, FL, Airport System Rev
2,935	5.00%, 10/01/2014 - 10/01/2021	3,363
	Colonial Country Club Community Development Dist, Capital Improvement Rev
440	6.40%, 05/01/2033	455
	Greater Orlando, FL, Aviation Auth
2,500	5.00%, 10/01/2021 - 10/01/2024	2,920
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc
2,000	6.25%, 09/01/2027	2,206
	Jacksonville, FL, Sales Tax Rev
640	5.00%, 10/01/2018	758
	JEA, FL, St Johns River Power Park System Rev
815	5.00%, 10/01/2016	947
	Miami Beach, FL, Health Fac Auth
190	5.00%, 11/15/2020	217
	Miami-Dade County, FL, Educational Fac Auth
2,000	5.75%, 04/01/2028	2,242
	Palm Beach County, FL, School Board
955	5.00%, 08/01/2025	1,127
	River Bend Community Development Dist, Capital Improvement Rev
880	0.00%, 11/01/2015 ●	202
	Tampa Bay, FL, Regional Water Supply Auth
2,000	5.00%, 10/01/2019	2,468
	Village, FL, Community Development Dist #5
805	6.50%, 05/01/2033	821
		17,726
	Georgia - 3.7%
	Atlanta, GA, Airport Passenger Fac Charge Rev
2,000	5.00%, 01/01/2023	2,346
	Atlanta, GA, Water & Wastewater Rev
1,500	6.00%, 11/01/2022	1,897
	Burke County, GA, DA
2,000	1.25%, 01/01/2052	2,019
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,347
	Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with State & Local Gov't Securities)
795	6.38%, 01/01/2014	824
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov't Securities)
55	6.50%, 01/01/2017	62
	Georgia State Municipal Elec Auth
945	6.50%, 01/01/2017	1,067
		9,562
	Hawaii - 0.2%
	Hawaii State Harbor System Rev
500	5.38%, 01/01/2020	530

	Idaho - 0.7%
	Idaho State Bond Bank Auth Rev
1,470	5.63%, 09/15/2026	1,786

	Illinois - 5.7%
	Chicago, IL, O'Hare International Airport Rev
1,350	5.00%, 01/01/2014 - 01/01/2023	1,516
1,000	5.25%, 01/01/2027	1,034
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
1,725	0.00%, 03/01/2037 ●	776
	Huntley, IL, Special Service #9
1,500	5.10%, 03/01/2028	1,609
	Illinois State FA Rev
1,000	5.00%, 11/15/2042	1,101
	Illinois State GO
1,000	1.50%, 06/15/2021	1,006
1,000	5.00%, 01/01/2022	1,120
2,000	5.25%, 01/01/2021	2,353
	Railsplitter, IL, Tobacco Settlement Auth
1,000	5.50%, 06/01/2023	1,179
	Round Lake, IL, Special Tax Rev (Prerefunded with State & Local Gov't Securities)
473	6.70%, 03/01/2033	492
	Springfield, IL, Water Rev
500	5.25%, 03/01/2026	573
	Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj
949	6.63%, 03/01/2033	960
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj
899	6.88%, 03/01/2033	920
		14,639
	Indiana - 2.0%
	Indiana State FA Hospital Rev
2,000	6.75%, 03/01/2035	2,103
	Indiana State Housing & Community DA
1,720	4.55%, 07/01/2027	1,814
	University of Southern Indiana
1,070	5.00%, 10/01/2022 - 10/01/2023	1,241
		5,158
	Kentucky - 1.0%
	Louisville & Jefferson County, KY, Metropolitan Gov Rev
1,220	1.65%, 10/01/2033 Δ	1,227
1,085	5.00%, 12/01/2023	1,292
		2,519
	Louisiana - 1.8%
	Louisiana State Citizens Property PSFG Corp
1,475	5.00%, 06/01/2016	1,677
	Louisiana State Office Fac Corp Lease Rev
2,500	5.00%, 11/01/2021	3,032
		4,709
	Maryland - 0.1%
	Maryland State Health & Higher Education
180	3.75%, 07/01/2034 ☼	179

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.1% - (continued)
	Massachusetts - 2.2%
	Massachusetts State Development Fin Agency Rev
$1,000	2.25%, 12/01/2041	$1,031
200	5.00%, 07/01/2014	211
	Massachusetts State GO
3,000	0.66%, 09/01/2015 Δ	3,011
	Massachusetts State PA
1,260	4.00%, 07/01/2014	1,329
		5,582
	Michigan - 2.6%
	Detroit, MI, Water & Sewage Dept
1,500	5.00%, 07/01/2018	1,720
	Detroit, MI, Water Supply System Ref Rev
1,750	6.50%, 07/01/2015	1,896
	Grand Valley, MI, State University Rev
1,500	5.50%, 12/01/2027	1,686
	Michigan Hospital FA, Rev Ref Henry Ford Health System (Prerefunded with State & Local Gov't Securities)
500	5.63%, 03/01/2017	509
	Wayne County, MI, Airport Auth Rev
800	5.00%, 12/01/2015	889
		6,700
	Minnesota - 2.2%
	Minneapolis, MN, Parking Assessment GO
250	5.00%, 12/01/2020	251
	Rochester, MN, Healthcare Fac Rev Obligor: Mayo Clinic
1,500	4.00%, 11/15/2038	1,730
	Rosemount, MN, ISD GO
1,950	5.70%, 04/01/2015 ○	1,855
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019	502
	University of Minnesota (Prerefunded with State & Local Gov't Securities)
1,000	5.75%, 07/01/2018	1,252
		5,590
	Missouri - 0.4%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027	495
	Stone Canyon, MO, Community Improvement Dist Rev
1,000	0.00%, 04/01/2027 ●	670
		1,165
	Nebraska - 0.9%
	Central Plains, NE, Energy Proj Gas Rev
1,000	5.00%, 09/01/2015	1,097
	Washington County, NE, Wastewater Solid Waste Disposal Facilities Rev
1,240	1.38%, 09/01/2030	1,239
		2,336
	Nevada - 1.8%
	Clark County, NV, School Dist GO
1,000	5.00%, 06/15/2020	1,109
	Nevada State GO
2,870	5.00%, 08/01/2019	3,499
		4,608
	New Jersey - 1.8%
	New Jersey State Econ DA
1,000	4.88%, 09/15/2019	1,020
1,970	5.00%, 06/15/2018 - 09/01/2021	2,340
	South Jersey, NJ, Port Corp
1,200	4.00%, 01/01/2015	1,278
		4,638
	New Mexico - 0.1%
	Cabezon, NM, Public Improvement Dist
365	5.20%, 09/01/2015	372

	New York - 8.9%
	Erie County, NY, IDA School Fac Rev
2,000	5.00%, 05/01/2018	2,386
	New York City, NY, Industrial Development Agency
170	5.00%, 07/01/2013	174
	New York City, NY, Transitional FA Rev
1,000	5.00%, 11/01/2022	1,244
	New York Dorm Auth, Upstate Community College
250	5.25%, 07/01/2021	264
	New York State Dormitory Auth Rev
1,000	5.00%, 03/15/2022	1,236
	New York State Dormitory Auth Rev, Mount Saint Mary College
400	5.00%, 07/01/2027	405
	New York State Dormitory Auth Rev, Teacher's College
2,000	5.38%, 03/01/2029	2,268
	New York State Energy Research & DA
1,300	1.45%, 06/01/2036	1,300
	New York State Metropolitan Transportation Auth
3,000	5.25%, 11/15/2023	3,589
	New York State Thruway Auth
3,000	5.00%, 01/01/2016 - 04/01/2021	3,671
	New York, NY, GO
1,000	6.25%, 10/15/2028	1,245
	New York, NY, GO (Prerefunded with US Gov't Securities)
45	5.75%, 03/01/2019	46
	Newburth, NY, GO
1,255	5.00%, 06/15/2017 - 06/15/2018	1,355
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
4,475	6.00%, 09/15/2027	3,371
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
500	6.38%, 01/01/2024	501
		23,055
	North Carolina - 0.8%
	Mecklenburg County, NC, Certificate of Participation School Improvements
795	5.00%, 02/01/2024	926
	North Carolina State Medical Care Commission
1,000	5.00%, 11/01/2013	1,042
		1,968

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.1% - (continued)
	North Dakota - 0.8%
	North Dakota State FA
$1,750	5.00%, 10/01/2022	$2,178

	Ohio - 3.5%
	American Municipal Power-Ohio Inc Rev
2,800	5.00%, 02/15/2019	3,320
	Cuyahoga, OH, Community College Dist
1,200	5.00%, 08/01/2027	1,380
	Hamilton County, OH, Health Care Fac Rev
1,250	5.00%, 06/01/2019 - 06/01/2020	1,439
	Hamilton, OH, School Dist Improvement GO
1,270	6.15%, 12/01/2016	1,511
	Ohio State Solid Waste Rev
1,500	2.25%, 11/01/2022	1,500
		9,150
	Oklahoma - 0.9%
	Oklahoma State Turnpike Auth
2,000	5.00%, 01/01/2029	2,363

	Oregon - 0.2%
	Port of Portland, OR, Airport Rev
500	5.00%, 07/01/2015	554

	Other U.S. Territories - 2.2%
	Guam Government Business Privilege Tax Rev
1,500	5.00%, 01/01/2027	1,718
	Guam Government Power Auth Rev
2,000	5.00%, 10/01/2021 - 10/01/2023	2,312
	Puerto Rico Sales Tax Financing Corp
1,000	5.00%, 08/01/2022	1,205
	University of the Virgin Islands
270	5.13%, 12/01/2022	296
225	5.25%, 12/01/2023 - 12/01/2024	247
		5,778
	Pennsylvania - 2.5%
	Beaver County, PA, Development Auth Rev
1,000	2.70%, 04/01/2035 Δ	1,006
	Monroeville, PA, FA University of Pittsburg Medical Center Rev
700	4.00%, 02/15/2015 - 02/15/2016	763
	Pennsylvania State Turnpike Commission Rev
665	6.00%, 06/01/2028	813
	Philadelphia, PA, GO
1,000	5.25%, 08/01/2019	1,173
	Pittsburgh, PA, School Dist GO
2,320	5.00%, 09/01/2021 - 09/01/2023	2,813
		6,568
	Rhode Island - 0.7%
	Central Falls, RI, Detention Fac Corp Rev
140	6.75%, 01/15/2013	139
	Cranston, RI, GO
1,410	5.00%, 07/01/2018	1,614
		1,753
	Tennessee - 0.9%
	Johnson City, TN, Health & Educational Fac Board Hospital Rev
1,000	5.50%, 07/01/2031	1,077
	Tennessee State GO
1,000	5.00%, 10/01/2022	1,274
		2,351
	Texas - 10.8%
	Dallas-Fort Worth, TX, International Airport Rev
750	5.00%, 11/01/2023	855
	Denton, TX, ISD GO
1,750	2.13%, 08/01/2042	1,807
	Houston, TX, ISD Financial Management GO
2,500	2.00%, 06/01/2029 ‡	2,560
	Houston, TX, Utility System Rev
2,000	6.00%, 11/15/2036	2,402
	Kerrville, TX, Health Fac Development Corp Hospital Rev
935	5.00%, 08/15/2015	1,024
	Love Field, TX, Airport Modernization Corp Special Fac Rev
1,000	5.00%, 11/01/2015	1,092
	Lower Colorado River Auth Rev (Prerefunded with State & Local Gov't Securities)
1,965	7.25%, 05/15/2037	2,301
	North Texas Tollway Auth Rev
1,055	1.95%, 01/01/2038 ☼	1,060
1,000	5.00%, 09/01/2023	1,214
3,000	6.00%, 01/01/2025	3,511
	Northside, TX, ISD
3,000	1.00%, 06/01/2032	2,997
	San Antonio, TX, Airport System Rev
1,000	5.00%, 07/01/2016	1,128
	San Antonio, TX, Electric & Gas Rev
2,500	2.00%, 12/01/2027 ☼	2,589
	Tarrant County, TX, Culturall Education Fac
1,000	6.25%, 11/15/2029	1,208
	Texas State Muni Gas Acquisition
1,000	5.25%, 12/15/2017	1,161
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000	5.65%, 11/15/2035	1,023
		27,932
	Virginia - 0.8%
	Virginia State Resources Auth Infrastructure
500	5.00%, 11/01/2024	588
	Virginia Tobacco Settlement Funding Corp (Prerefunded with US Gov't Securities)
1,300	5.50%, 06/01/2026 ‡	1,412
		2,000
	Washington - 3.0%
	Grant County, WA, Utility Dist #2
3,260	5.00%, 01/01/2020 - 01/01/2021	3,849
	Washington FYI Properties Lease Rev
2,285	5.50%, 06/01/2034	2,587
	Washington State, Health Care Fac Auth
1,175	5.00%, 10/01/2042	1,394
		7,830
	West Virginia - 2.0%
	West Virginia State Econ DA Lease Rev
3,785	5.00%, 06/01/2018 - 06/01/2020	4,553

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 95.1% - (continued)
	West Virginia - 2.0% - (continued)
	West Virginia State Econ DA Solid Waste Disposal Fac
$585	2.25%, 01/01/2041	$590
		5,143
	Wisconsin - 1.4%
	Wisconsin State GO
125	5.75%, 05/01/2033	150
865	6.00%, 05/01/2036	1,058
	Wisconsin State Health & Educational Fac Auth Rev
2,265	5.00%, 02/15/2026	2,507
		3,715
	Total municipal bonds
	(cost $234,317)	$246,145

	Total long-term investments
	(cost $234,317)	$246,145

SHORT-TERM INVESTMENTS - 5.7%
	Investment Pools and Funds - 5.7%
14,682	JP Morgan Tax Free Money Market Fund		$14,682

	Total short-term investments
	(cost $14,682)		$14,682

	Total investments
	(cost $248,999) ▲	100.8%	$260,827
	Other assets and liabilities	(0.8)%	(2,011)
	Total net assets	100.0%	$258,816

Note:   Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $840 of cash as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $305, which represents 0.1% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,820 at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
October 31, 2012
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at October 31, 2012

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.98% Fixed	CPURNSA 229.35	8,750	09/11/14	–	(18)	(18)
BCLY	2.22% Fixed	CPURNSA 226.79	21,775	04/05/15	–	(228)	(228)
BCLY	2.46% Fixed	CPURNSA 219.44	3,500	03/09/13	–	2	2
BCLY	2.65% Fixed	CPURNSA 219.28	10,500	03/04/18	–	(155)	(155)
BCLY	2.75% Fixed	CPURNSA 219.24	7,000	03/03/21	–	(80)	(80)
BCLY	2.98% Fixed	CPURNSA 219.41	5,750	03/08/26	–	(164)	(164)
BOA	2.45% Fixed	CPURNSA 226.34	7,800	03/22/17	–	(89)	(89)
DEUT	1.40% Fixed	CPURNSA 226.04	7,000	10/07/14	–	79	79
DEUT	2.40% Fixed	CPURNSA 226.02	7,800	03/12/17	–	(64)	(64)
DEUT	2.45% Fixed	CPURNSA 229.84	10,100	10/22/17	–	(27)	(27)
JPM	2.33% Fixed	CPURNSA 225.91	7,000	09/30/21	–	211	211
JPM	2.34% Fixed	CPURNSA 219.28	3,600	03/04/14	–	(19)	(19)
JPM	2.45% Fixed	CPURNSA 219.24	5,500	03/03/16	–	(58)	(58)
JPM	2.46% Fixed	CPURNSA 219.44	3,500	03/09/13	–	2	2
JPM	2.75% Fixed	CPURNSA 219.24	7,000	03/03/21	–	(80)	(80)
JPM	2.97% Fixed	CPURNSA 220.69	6,800	04/14/26	–	(183)	(183)
UBS	2.07% Fixed	CPURNSA 229.92	9,925	07/19/17	–	100	100
UBS	2.34% Fixed	CPURNSA 219.28	7,200	03/04/14	–	(38)	(38)
UBS	2.65% Fixed	CPURNSA 219.28	5,250	03/04/18	–	(77)	(77)
UBS	2.71% Fixed	CPURNSA 220.65	4,600	04/13/16	–	(118)	(118)
UBS	2.75% Fixed	CPURNSA 219.24	7,000	03/03/21	–	(80)	(80)
UBS	2.79% Fixed	CPURNSA 220.65	7,800	04/13/18	–	(206)	(206)
UBS	2.95% Fixed	CPURNSA 219.38	5,750	03/07/26	–	(126)	(126)
					$–	$(1,416)	$(1,416)

* Notional shown in U.S. dollars unless otherwise noted.

╪ See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
UBS	UBS AG

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Municipal Bond Abbreviations:
DA	Development Authority
FA	Finance Authority
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
IDA	Industrial Development Authority
ISD	Independent School District
PA	Port Authority
PSFG	Public School Fund Guarantee
Rev	Revenue
TOB	Tender Option Bond
USD	United School District

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Real Return Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	246,145	–	246,145	–
Short-Term Investments	14,682	14,682	–	–
Total	$260,827	$14,682	$246,145	$–
Interest Rate Swaps *	394	–	394	–
Total	$394	$–	$394	$–
Liabilities:
Interest Rate Swaps *	1,810	–	1,810	–
Total	$1,810	$–	$1,810	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Swaps†	$91	$—	‡	$—	$—	$—	$—	$—	$(91)	$—
Total	$91	$—		$—	$—	$—	$—	$—	$(91)	$—

Liabilities:
Swaps†	$(1,873)	$—	‡	$—	$—	$—	$940	$—	$933	$—
Total	$(1,873)	$—		$—	$—	$—	$940	$—	$933	$—

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
    1) Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
    2) Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
‡	The realized gain (loss) earned for swaps during the period ended October 31, 2012 was $(824).

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Real Return Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $248,999)	$260,827
Cash	1,226	*
Unrealized appreciation on swap contracts	394
Receivables:
Investment securities sold	178
Fund shares sold	937
Dividends and interest	2,972
Other assets	34
Total assets	266,568
Liabilities:
Unrealized depreciation on swap contracts	1,810
Payables:
Investment securities purchased	5,499
Fund shares redeemed	299
Investment management fees	28
Dividends	66
Distribution fees	20
Accrued expenses	30
Total liabilities	7,752
Net assets	$258,816
Summary of Net Assets:
Capital stock and paid-in-capital	$291,604
Undistributed net investment income	19
Accumulated net realized loss	(43,219)
Unrealized appreciation of investments	10,412
Net assets	$258,816

Shares authorized	19,300,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$9.73/$10.19
Shares outstanding	16,227
Net assets	$157,918
Class B: Net asset value per share	$9.65
Shares outstanding	363
Net assets	$3,497
Class C: Net asset value per share	$9.68
Shares outstanding	5,145
Net assets	$49,791
Class I: Net asset value per share	$9.75
Shares outstanding	2,057
Net assets	$20,061
Class Y: Net asset value per share	$9.70
Shares outstanding	2,839
Net assets	$27,549

* Cash of $840 was pledged as collateral for open swap contracts at October 31, 2012.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Real Return Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Interest	$9,172
Total investment income	9,172

Expenses:
Investment management fees	1,228
Transfer agent fees	109
Distribution fees
Class A	374
Class B	41
Class C	466
Custodian fees	6
Accounting services fees	39
Registration and filing fees	82
Board of Directors' fees	7
Audit fees	13
Other expenses	33
Total expenses (before waivers)	2,398
Expense waivers	(50)
Total waivers	(50)
Total expenses, net	2,348
Net Investment Income	6,824
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	8,430
Net realized loss on swap contracts	(780)
Net Realized Gain on Investments and Other Financial Instruments	7,650
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	4,592
Net unrealized appreciation of swap contracts	1,346
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	5,938
Net Gain on Investments and Other Financial Instruments	13,588
Net Increase in Net Assets Resulting from Operations	$20,412

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Real Return Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$6,824	$9,504
Net realized gain (loss) on investments and other financial instruments	7,650	(1,653)
Net unrealized appreciation (depreciation) of investments and other financial instruments	5,938	(7,448)
Net Increase In Net Assets Resulting From Operations	20,412	403
Distributions to Shareholders:
From net investment income
Class A	(4,326)	(5,704)
Class B	(91)	(217)
Class C	(1,002)	(1,540)
Class I	(496)	(413)
Class L*	—	(240)
Class Y	(932)	(1,431)
Total distributions	(6,847)	(9,545)
Capital Share Transactions:
Class A	11,842	(11,279)
Class B	(1,298)	(2,529)
Class C	4,045	(2,924)
Class I	8,527	2,559
Class L*	—	(8,759)
Class Y	(3,767)	(2,261)
Net increase (decrease) from capital share transactions	19,349	(25,193)
Net Increase (Decrease) In Net Assets	32,914	(34,335)
Net Assets:
Beginning of period	225,902	260,237
End of period	$258,816	$225,902
Undistributed (distribution in excess of) net investment income (loss)	$19	$42

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Real Return Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.      Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Municipal Real Return Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.      Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

15

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

17

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.      Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of October 31, 2012.

4.      Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

18

a)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2012.

19

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$394	$—	$—	$—	$—	$—	$394
Total	$394	$—	$—	$—	$—	$—	$394

Liabilities:
Unrealized depreciation on swap contracts	$1,810	$—	$—	$—	$—	$—	$1,810
Total	$1,810	$—	$—	$—	$—	$—	$1,810

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on swap contracts	$(780)	$—	$—	$—	$—	$—	$(780)
Total	$(780)	$—	$—	$—	$—	$—	$(780)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$1,346	$—	$—	$—	$—	$—	$1,346
Total	$1,346	$—	$—	$—	$—	$—	$1,346

5.      Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

20

6.      Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Tax Exempt Income †	$6,867	$9,598
Ordinary Income	6	45

† The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$85
Accumulated Capital Losses *	(43,219)
Unrealized Appreciation †	10,412
Total Accumulated Deficit	$(32,722)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

21

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$18,856
2017	16,621
2018	6,088
2019	1,654
Total	$43,219

During the year ended October 31, 2012, the Fund utilized $7,650 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HIFSCO has contracted with Wellington Management Company, LLP under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate the sub-advisers.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $500 million	0.45%
On next $1.5 billion	0.44%
On next $2.5 billion	0.43%
On next $5 billion	0.42%
Over $10 billion	0.41%

22

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period November 1, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class Y
0.85%	1.60%	1.60%	0.60%	0.60%

d)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $421 and contingent deferred sales charges of $43 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $8.  These commissions are in turn paid to sales representatives of the broker/dealers.

23

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.    Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$168,411
Sales Proceeds Excluding U.S. Government Obligations	139,704

9.    Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	4,701	414	(3,858)	—	1,257	4,004	560	(6,740)	723	(1,453)
Amount	$44,550	$3,936	$(36,644)	$—	$11,842	$36,513	$5,079	$(61,073)	$8,202	$(11,279)
Class B
Shares	13	8	(158)	—	(137)	21	20	(323)	—	(282)
Amount	$117	$79	$(1,494)	$—	$(1,298)	$187	$179	$(2,895)	$—	$(2,529)
Class C
Shares	1,416	83	(1,075)	—	424	1,249	131	(1,727)	—	(347)
Amount	$13,432	$788	$(10,175)	$—	$4,045	$11,342	$1,183	$(15,449)	$—	$(2,924)
Class I
Shares	1,576	42	(718)	—	900	942	35	(696)	—	281
Amount	$15,008	$398	$(6,879)	$—	$8,527	$8,554	$318	$(6,313)	$—	$2,559
Class L
Shares	—	—	—	—	—	6	21	(89)	(726)	(788)
Amount	$—	$—	$—	$—	$—	$54	$187	$(798)	$(8,202)	$(8,759)
Class Y
Shares	45	76	(516)	—	(395)	38	121	(411)	—	(252)
Amount	$425	$724	$(4,916)	$—	$(3,767)	$342	$1,096	$(3,699)	$—	$(2,261)
Total
Shares	7,751	623	(6,325)	—	2,049	6,260	888	(9,986)	(3)	(2,841)
Amount	$73,532	$5,925	$(60,108)	$—	$19,349	$56,992	$8,042	$(90,227)	$—	$(25,193)

24

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	21	$196
For the Year Ended October 31, 2011	73	$662

10.   Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

11.   Class Merger:

At its May 3, 2011 meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	726
Shares issued - to Class L shareholders	723	N/A
Net assets immediately before merger	$122,513	$6,714
Net assets immediately after merger	$129,227	N/A

12.   Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

25

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

13.   Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.   Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

15.   Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

26

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27

The Hartford Municipal Real Return Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (D)
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$–	$–	$(0.28)	$9.73
B	9.13	0.21	0.52	0.73	(0.21)	–	–	(0.21)	9.65
C	9.15	0.20	0.54	0.74	(0.21)	–	–	(0.21)	9.68
I	9.22	0.29	0.54	0.83	(0.30)	–	–	(0.30)	9.75
Y	9.18	0.30	0.52	0.82	(0.30)	–	–	(0.30)	9.70

For the Year Ended October 31, 2011
A(E)	9.50	0.41	(0.30)	0.11	(0.41)	–	–	(0.41)	9.20
B	9.43	0.34	(0.30)	0.04	(0.34)	–	–	(0.34)	9.13
C	9.46	0.34	(0.31)	0.03	(0.34)	–	–	(0.34)	9.15
I	9.52	0.43	(0.30)	0.13	(0.43)	–	–	(0.43)	9.22
Y	9.48	0.43	(0.30)	0.13	(0.43)	–	–	(0.43)	9.18

For the Year Ended October 31, 2010
A	9.11	0.43	0.40	0.83	(0.44)	–	–	(0.44)	9.50
B	9.04	0.36	0.40	0.76	(0.37)	–	–	(0.37)	9.43
C	9.07	0.36	0.40	0.76	(0.37)	–	–	(0.37)	9.46
I	9.13	0.46	0.39	0.85	(0.46)	–	–	(0.46)	9.52
Y	9.09	0.46	0.39	0.85	(0.46)	–	–	(0.46)	9.48

For the Year Ended October 31, 2009
A	8.67	0.43	0.44	0.87	(0.43)	–	–	(0.43)	9.11
B	8.61	0.36	0.44	0.80	(0.37)	–	–	(0.37)	9.04
C	8.63	0.37	0.44	0.81	(0.37)	–	–	(0.37)	9.07
I	8.69	0.45	0.45	0.90	(0.46)	–	–	(0.46)	9.13
Y	8.65	0.45	0.45	0.90	(0.46)	–	–	(0.46)	9.09

For the Year Ended October 31, 2008 (D)
A	10.88	0.48	(2.21)	(1.73)	(0.48)	–	–	(0.48)	8.67
B	10.80	0.39	(2.17)	(1.78)	(0.41)	–	–	(0.41)	8.61
C	10.83	0.39	(2.18)	(1.79)	(0.41)	–	–	(0.41)	8.63
I	10.90	0.48	(2.18)	(1.70)	(0.51)	–	–	(0.51)	8.69
Y	10.86	0.50	(2.20)	(1.70)	(0.51)	–	–	(0.51)	8.65

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).

28

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(C)

8.87%	$157,918	0.87%	0.85%	2.89%	61%
8.03	3,497	1.68	1.60	2.18	–
8.11	49,791	1.62	1.60	2.13	–
9.12	20,061	0.64	0.60	3.07	–
9.08	27,549	0.58	0.58	3.18	–

1.28	137,766	0.90	0.85	4.52	29
0.54	4,565	1.70	1.60	3.75	–
0.43	43,214	1.64	1.60	3.72	–
1.53	10,671	0.64	0.60	4.71	–
1.54	29,686	0.60	0.60	4.73	–

9.26	156,092	0.86	0.85	4.69	19
8.53	7,376	1.67	1.60	3.94	–
8.50	47,918	1.62	1.60	3.94	–
9.52	8,343	0.62	0.60	4.93	–
9.59	33,050	0.57	0.57	4.97	–

10.48	151,639	0.89	0.85	4.96	46
9.62	8,623	1.70	1.60	4.21	–
9.72	42,730	1.65	1.60	4.23	–
10.74	6,899	0.65	0.60	5.24	–
10.79	33,239	0.59	0.59	5.22	–

(16.40)	113,542	0.94	0.85	4.63	77
(16.97)	5,223	1.75	1.60	3.87	–
(17.02)	27,234	1.70	1.60	3.89	–
(16.16)	4,705	0.66	0.60	4.89	–
(16.22)	18,238	0.65	0.60	4.87	–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Municipal Real Return Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Municipal Real Return Fund of The Hartford Mutual Funds II, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2012

30

The Hartford Municipal Real Return Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

31

The Hartford Municipal Real Return Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

32

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Municipal Real Return Fund (formerly The Hartford Tax-Free National Fund)
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

34

The Hartford Municipal Real Return Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.22	$4.33	$1,000.00	$1,020.86	$4.32	0.85%	184	366
Class B	$1,000.00	$1,024.62	$8.14	$1,000.00	$1,017.09	$8.11	1.60	184	366
Class C	$1,000.00	$1,024.52	$8.14	$1,000.00	$1,017.09	$8.11	1.60	184	366
Class I	$1,000.00	$1,029.45	$3.06	$1,000.00	$1,022.12	$3.05	0.60	184	366
Class Y	$1,000.00	$1,028.66	$2.96	$1,000.00	$1,022.22	$2.95	0.58	184	366

35

The Hartford Municipal Real Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Municipal Real Return Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

36

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that the Fund’s sub-adviser had recently changed from Hartford Investment Management Company to Wellington Management. The Board also noted that, in connection with the sub-adviser change, certain changes had been made to the Fund’s principal investment strategy.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

37

The Hartford Municipal Real Return Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that, in connection with the recent sub-adviser change, additional breakpoints had been added to the Fund’s management fee schedule.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time, and noted that additional breakpoints had recently been added to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

38

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-MRR12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford SmallCap Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford SmallCap Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford SmallCap Growth Fund inception 01/04/1988

(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
SmallCap Growth A#	11.03%	2.99%	9.58%
SmallCap Growth A##	4.93%	1.83%	8.96%
SmallCap Growth B#	10.20%	2.31%	9.01%*
SmallCap Growth B##	5.20%	1.95%	9.01%*
SmallCap Growth C#	10.18%	2.17%	8.75%
SmallCap Growth C##	9.18%	2.17%	8.75%
SmallCap Growth I#	11.36%	3.17%	9.70%
SmallCap Growth R3#	10.78%	2.71%	9.60%
SmallCap Growth R4#	11.16%	2.96%	9.76%
SmallCap Growth R5#	11.49%	3.27%	9.95%
SmallCap Growth Y#	11.57%	3.34%	10.00%
Russell 2000 Growth Index	9.70%	1.41%	9.66%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance prior to that date reflects Class Y share performance and operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford SmallCap Growth Fund

Manager Discussion

October 31, 2012 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford SmallCap Growth Fund returned 11.03% before sales charge for the twelve-month period ended October 31, 2012, outperforming its benchmark, the Russell 2000 Growth Index, which returned 9.70%. For the same period, the Fund outperformed the 8.96% return of the average fund in the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank President (ECB) Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Small cap stocks (+12.1%) underperformed large cap stocks (+15.2%) during the period, as measured by the Russell 2000 and S&P 500 indices, respectively. Value stocks (+14.5%) outperformed Growth stocks (+9.7%) during the period, as measured by the Russell 2000 Value and Russell 2000 Growth indices. Eight of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Health Care (+17%), Financials (+14%), and Consumer Discretionary (+14%) sectors performed best, while Energy (-13%) and Utilities (-2%) lagged on a relative basis.

The Fund’s outperformance relative to the benchmark reflected strong stock selection in the Energy, Financials, and Industrials sectors, which offset weaker selection in Health Care, Information Technology, and Telecommunication Services. Sector allocation, which is a result of bottom-up security selection, detracted during the period due primarily to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology. A modest cash position also detracted from relative results in an upward trending market.

The top contributors to benchmark relative and absolute (i.e. total return) performance were Ocwen Financial (Financials), Zoll Medical (Health Care), and SolarWinds (Information Technology). Shares of Ocwen Financial rose during the period as the company has acquired profitable loan servicing businesses and improved earnings. Shares of medical device and technology provider Zoll Medical (Health Care) climbed during the period following an announcement that the company would be acquired by Asahi Kasei. SolarWinds, an enterprise software company, saw its shares rise during the period after the company posted strong earnings, beating consensus expectations.

The top relative detractors included biotech company Medivation (Health Care), a strong-performing benchmark security not held in the portfolio. The Fund’s benchmark-relative performance was also hurt by positions in GT Advanced Technologies (Information Technology) and AVEO Pharmaceuticals (Health Care). Shares of GT Advanced Technologies declined during the period due to concerns about profitability and news that the company would lay off 25% of its workforce. Shares of AVEO Pharmaceuticals, a cancer therapeutics company, fell during the period due to disappointing results from its most recent cancer drug, which the company found did not significantly improve the recovery and survival rate among users. Top detractors from absolute returns during the period also included Diamond Foods (Consumer Staples).

What is the outlook?

Disciplined portfolio construction allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection as a way to generate benchmark-relative outperformance. We seek to avoid surprises from unintended, uncompensated “risks”.

3

The Hartford SmallCap Growth Fund

Manager Discussion – (continued)

October 31, 2012 (Unaudited)

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. The Fund ended the period overweight in Utilities and underweight in Health Care relative to the Russell 2000 Growth Index.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.9%
Banks (Financials)	2.6
Capital Goods (Industrials)	12.1
Commercial and Professional Services (Industrials)	3.5
Consumer Durables and Apparel (Consumer Discretionary)	4.0
Consumer Services (Consumer Discretionary)	3.8
Diversified Financials (Financials)	1.1
Energy (Energy)	7.4
Food and Staples Retailing (Consumer Staples)	1.3
Food, Beverage and Tobacco (Consumer Staples)	0.9
Health Care Equipment and Services (Health Care)	7.3
Household and Personal Products (Consumer Staples)	2.1
Insurance (Financials)	0.9
Materials (Materials)	4.0
Media (Consumer Discretionary)	1.2
Other Investment Pools and Funds (Financials)	0.6
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.3
Real Estate (Financials)	2.2
Retailing (Consumer Discretionary)	6.8
Semiconductors and Semiconductor Equipment (Information Technology)	1.8
Software and Services (Information Technology)	15.5
Technology Hardware and Equipment (Information Technology)	3.6
Telecommunication Services (Services)	0.5
Transportation (Industrials)	2.1
Utilities (Utilities)	0.5
Short-Term Investments	0.1
Other Assets and Liabilities	0.9
Total	100.0%

4

The Hartford SmallCap Growth Fund

Schedule of Investments

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4%
	Automobiles and Components - 0.9%
16	Cooper Tire & Rubber Co.	$324
11	Dana Holding Corp.	145
57	Tenneco Automotive, Inc. ●	1,746
		2,215
	Banks - 2.6%
111	Boston Private Financial Holdings, Inc.	1,025
43	First Merchants Corp.	636
40	Flushing Financial Corp.	619
65	Ocwen Financial Corp. ●	2,522
2	Privatebancorp, Inc.	27
82	Umpqua Holdings Corp.	991
17	Wintrust Financial Corp.	628
		6,448
	Capital Goods - 12.1%
23	A.O. Smith Corp.	1,414
23	AAON, Inc.	484
35	Acuity Brands, Inc.	2,283
6	Aegion Corp. ●	103
57	Altra Holdings, Inc.	1,032
1	American Science & Engineering, Inc.	85
27	Applied Industrial Technologies, Inc.	1,084
7	Argan, Inc.	121
39	Astronics Corp. ●	895
6	Astronics Corp. Class B ●	132
37	AZZ, Inc.	1,476
3	Beacon Roofing Supply, Inc. ●	100
48	Belden, Inc.	1,722
27	Chart Industries, Inc. ●	1,925
2	Cubic Corp.	82
18	Esterline Technologies Corp. ●	1,044
21	Franklin Electric Co., Inc.	1,202
9	Gencorp, Inc. ●	78
59	GrafTech International Ltd. ●	619
28	Lennox International, Inc.	1,412
19	Lindsay Corp.	1,482
29	Moog, Inc. Class A ●	1,073
5	National Presto Industries, Inc.	379
26	Nordson Corp.	1,522
3	Nortek, Inc. ●	173
6	Orbital Sciences Corp. ●	82
29	Polypore International, Inc. ●	1,007
9	Sauer-Danfoss, Inc.	356
44	Sun Hydraulics Corp.	1,178
55	Taser International, Inc. ●	426
32	Teledyne Technologies, Inc. ●	2,034
3	Tennant Co.	97
4	Trex Co., Inc. ●	147
54	Trimas Corp. ●	1,363
11	USG Corp. ●	283
15	Woodward, Inc.	506
21	Xerium Technologies, Inc. ●	66
		29,467
	Commercial and Professional Services - 3.5%
43	Cenveo, Inc. ●	87
11	Corporate Executive Board Co.	477
56	Deluxe Corp.	1,778
34	Exponent, Inc. ●	1,848
36	GP Strategies Corp. ●	687
4	Herman Miller, Inc.	81
61	On Assignment, Inc. ●	1,170
18	Portfolio Recovery Associate ●	1,866
13	RPX Corp. ●	138
20	Steelcase, Inc.	204
12	Sykes Enterprises, Inc. ●	169
		8,505
	Consumer Durables and Apparel - 4.0%
39	Arctic Cat, Inc. ●	1,406
17	Brunswick Corp.	396
5	Cherokee, Inc.	78
82	Fifth & Pacific Cos., Inc. ●	899
22	G-III Apparel Group Ltd. ●	826
5	iRobot Corp. ●	81
16	Leapfrog Enterprises, Inc. ●	138
8	Movado Group	247
6	Polaris Industries, Inc.	505
27	Smith & Wesson Holding Corp. ●	254
42	Steven Madden Ltd. ●	1,792
4	Sturm Ruger & Co., Inc.	203
33	True Religion Apparel, Inc.	847
28	Warnaco Group, Inc. ●	1,965
		9,637
	Consumer Services - 3.8%
8	American Public Education, Inc. ●	291
104	Bloomin' Brands, Inc. ●	1,423
46	Brinker International, Inc.	1,402
22	Buffalo Wild Wings, Inc. ●	1,698
7	Capella Education Co. ●	203
37	Cheesecake Factory, Inc.	1,223
12	Domino's Pizza, Inc.	492
15	Grand Canyon Education, Inc. ●	326
52	Ignite Restaurant Group, Inc. ●	598
12	Multimedia Games Holding Co., Inc. ●	186
4	Papa John's International, Inc. ●	203
33	Sotheby's Holdings	1,022
4	Strayer Education, Inc.	201
		9,268
	Diversified Financials - 1.1%
35	Compass Diversified Holdings	501
1	Credit Acceptance Corp. ●	90
78	DFC Global Corp. ●	1,322
16	Nelnet, Inc.	379
17	Netspend Holdings, Inc. ●	186
4	World Acceptance Corp. ●	287
		2,765
	Energy - 7.4%
26	Alon USA Energy, Inc.	345
8	Basic Energy Services, Inc. ●	84
35	Berry Petroleum Co.	1,366
11	Contango ORE, Inc. ●	546
42	CVR Energy, Inc. ●	1,557
38	Energy XXI (Bermuda) Ltd.	1,267
23	EPL Oil & Gas, Inc. ●	506
14	Global Geophysical Services, Inc. ●	62
37	Gulfmark Offshore, Inc. ●	1,180
33	Halcon Resources LLC ●	216
24	Hornbeck Offshore Services, Inc. ●	821
195	ION Geophysical Corp. ●	1,263
35	PDC Energy, Inc. ●	1,072

The accompanying notes are an integral part of these financial statements.

5

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Energy - 7.4% - (continued)
142	Rentech, Inc. ●	$366
5	REX American Resources Corp. ●	81
82	Rex Energy Corp. ●	1,091
50	Rosetta Resources, Inc. ●	2,313
28	SemGroup Corp. ●	1,095
39	Stone Energy Corp. ●	925
13	TGC Industries, Inc. ●	96
130	Vaalco Energy, Inc. ●	1,059
9	W&T Offshore, Inc.	153
18	Western Refining, Inc.	453
22	Willbros Group, Inc. ●	113
		18,030
	Food and Staples Retailing - 1.3%
36	Casey's General Stores, Inc.	1,861
44	Natural Grocers by Vitamin Cottage, Inc. ●	897
145	Rite Aid Corp. ●	168
47	Supervalu, Inc.	144
		3,070
	Food, Beverage and Tobacco - 0.9%
7	Boston Beer Co., Inc. Class A ●	757
81	Darling International, Inc. ●	1,331
1	Vector Group Ltd.	11
		2,099
	Health Care Equipment and Services - 7.3%
29	Alliance HealthCare Services, Inc. ●	40
9	Analogic Corp.	656
8	Anika Therapeutics, Inc. ●	87
2	athenahealth, Inc. ●	116
4	Atrion Corp.	774
10	Bio-Reference Laboratories, Inc. ●	264
3	Centene Corp. ●	126
2	Chemed Corp.	128
2	Computer Programs & Systems, Inc.	98
22	Corvel Corp. ●	945
31	Cyberonics, Inc. ●	1,420
6	Cynosure, Inc. Class A ●	163
99	Dexcom, Inc. ●	1,295
38	Globus Medical, Inc. ●	652
52	HealthSouth Corp. ●	1,158
11	Heartware International, Inc. ●	934
4	HMS Holdings Corp. ●	83
27	ICU Medical, Inc. ●	1,599
2	Magellan Health Services, Inc. ●	110
61	Masimo Corp. ●	1,335
7	MedAssets, Inc. ●	117
166	Merge Healthcare, Inc. ●	567
6	Molina Healthcare, Inc. ●	140
30	Natus Medical, Inc. ●	337
3	Orthofix International N.V. ●	103
33	Owens & Minor, Inc.	929
24	Quality Systems	414
21	RTI Biologics, Inc. ●	85
40	U.S. Physical Therapy, Inc.	1,061
36	Volcano Corp. ●	1,032
23	Wellcare Health Plans, Inc. ●	1,106
		17,874
	Household and Personal Products - 2.1%
43	Elizabeth Arden, Inc. ●	2,037
5	Medifast, Inc. ●	138
36	Nu Skin Enterprises, Inc. Class A	1,698
7	Prestige Brands Holdings, Inc. ●	120
16	Spectrum Brands Holdings, Inc. ●	705
8	Usana Health Sciences, Inc. ●	336
		5,034
	Insurance - 0.9%
35	Amerisafe, Inc. ●	918
18	Montpelier Re Holdings Ltd.	405
30	Protective Life Corp.	814
		2,137
	Materials - 4.0%
10	American Vanguard Corp.	357
22	Chemtura Corp. ●	351
4	Coeur d'Alene Mines Corp. ●	127
14	Flotek Industries, Inc. ●	153
4	Georgia Gulf Corp.	135
16	Gold Resource Corp.	271
82	Headwaters, Inc. ●	589
18	Kraton Performance Polymers ●	390
8	Minerals Technologies, Inc.	603
18	Myers Industries, Inc.	265
3	Newmarket Corp.	750
49	Olin Corp.	1,013
5	P.H. Glatfelter Co.	87
83	PolyOne Corp.	1,572
12	Schweitzer-Mauduit International, Inc.	406
54	Silgan Holdings, Inc.	2,322
8	SunCoke Energy, Inc. ●	127
33	Verso Paper Corp. ●	42
9	Wausau Paper Corp.	76
		9,636
	Media - 1.2%
62	Arbitron, Inc.	2,259
14	Belo Corp. Class A	105
8	ReachLocal, Inc. ●	98
23	Sinclair Broadcast Group, Inc. Class A	292
4	Valassis Communications, Inc. ●	109
		2,863
	Pharmaceuticals, Biotechnology and Life Sciences - 12.3%
39	3SBio, Inc. ADR ●	522
57	Acorda Therapeutics, Inc. ●	1,361
7	Affymax, Inc. ●	162
18	Agenus, Inc. ●	81
107	Alkermes plc ●	1,987
28	Auxilium Pharmaceuticals, Inc. ●	572
82	Aveo Pharmaceuticals, Inc. ●	623
39	BioCryst Pharmaceuticals, Inc. ●	113
81	Bruker Corp. ●	976
123	Cadence Pharmaceuticals, Inc. ●	435
49	Cubist Pharmaceuticals, Inc. ●	2,088
16	Cumberland Pharmaceuticals, Inc. ●	95
31	Dendreon Corp. ●	119
18	Emergent Biosolutions, Inc. ●	234
182	Exelixis, Inc. ●	866
4	Furiex Pharmaceuticals, Inc. ●	84
9	Genomic Health, Inc. ●	269
93	Immunogen, Inc. ●	1,032
52	Immunomedics, Inc. ●	173
58	Incyte Corp. ●	921

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 12.3% - (continued)
84	Ironwood Pharmaceuticals, Inc. ●	$982
9	Ligand Pharmaceuticals, Inc. Class B ●	133
108	Medicines Co. ●	2,357
19	Momenta Pharmaceuticals, Inc. ●	241
13	Nektar Therapeutics ●	112
74	Neurocrine Biosciences, Inc. ●	546
147	NPS Pharmaceuticals, Inc. ●	1,354
19	Obagi Medical Products, Inc. ●	237
15	Omeros Corp. ●	139
77	Optimer Pharmaceuticals, Inc. ●	735
12	Osiris Therapeutics, Inc. ●	121
48	PAREXEL International Corp. ●	1,474
79	PDL Biopharma, Inc.	586
10	Pharmacyclics, Inc. ●	611
16	Pozen, Inc. ●	95
11	Questcor Pharmaceuticals, Inc.	268
24	Repligen Corp. ●	120
118	Rigel Pharmaceuticals, Inc. ●	1,054
40	Salix Pharmaceuticals Ltd. ●	1,576
19	Sangamo BioSciences, Inc. ●	107
35	Santarus, Inc. ●	321
26	Sciclone Pharmaceuticals, Inc. ●	144
70	Seattle Genetics, Inc. ●	1,773
65	Siga Technologies, Inc. ●	189
36	Sunesis Pharmaceuticals, Inc. ●	154
16	Synta Pharmaceuticals Corp. ●	125
48	Tesaro, Inc. ●	783
19	Threshold Pharmaceuticals, Inc. ●	79
87	Trius Therapeutics, Inc. ●	479
40	Ventrus Biosciences, Inc. ●	125
31	Vical, Inc. ●	104
30	XOMA Corp. ●	82
		29,919
	Real Estate - 2.2%
39	Colonial Properties Trust REIT	844
54	Coresite Realty Corp REIT.	1,237
4	DuPont Fabros Technology, Inc. REIT	84
49	Felcor Lodging Trust, Inc. REIT ●	215
61	Glimcher Realty Trust REIT	647
70	Inland Real Estate Corp. REIT	574
35	Omega Healthcare Investors, Inc. REIT	792
103	Sunstone Hotel Investors, Inc. REIT ●	1,014
		5,407
	Retailing - 6.8%
13	ANN, Inc. ●	443
87	Ascena Retail Group, Inc. ●	1,716
3	Blue Nile, Inc. ●	117
11	Buckle (The), Inc.	510
4	Cato Corp.	102
17	Children's Place Retail Stores, Inc. ●	1,013
30	Core-Mark Holding Co., Inc.	1,460
6	Destination Maternity Corp.	112
29	DSW, Inc.	1,813
5	Express, Inc. ●	54
9	Francescas Holding Corp. ●	272
8	Genesco, Inc. ●	435
21	Group 1 Automotive, Inc.	1,302
2	Hibbett Sports, Inc. ●	92
25	Hot Topic, Inc.	213
34	Lumber Liquidators Holdings, Inc. ●	1,878
59	Mattress Firm Holding Corp. ●	1,880
28	Overstock.com, Inc. ●	418
27	PetMed Express, Inc.	290
47	rue21, Inc. ●	1,428
14	Select Comfort Corp. ●	377
31	Teavana Holdings, Inc. ●	330
5	The Finish Line, Inc.	104
10	Zumiez, Inc. ●	256
		16,615
	Semiconductors and Semiconductor Equipment - 1.8%
40	Entropic Communications, Inc. ●	192
208	GT Advanced Technologies, Inc. ●	905
28	Kulicke & Soffa Industries, Inc. ●	284
189	Mindspeed Technologies, Inc. ●	644
62	Nanometrics, Inc. ●	851
46	Ultratech Stepper, Inc. ●	1,409
		4,285
	Software and Services - 15.5%
35	Ancestry.com, Inc. ●	1,112
26	Bazaarvoice, Inc. ●	332
27	Broadsoft, Inc. ●	1,013
27	Carbonite, Inc. ●	209
16	Commvault Systems, Inc. ●	1,019
31	Constant Contact, Inc. ●	388
25	CSG Systems International, Inc. ●	523
16	Digital River, Inc. ●	227
39	Ebix, Inc.	851
33	Fair Isaac, Inc.	1,539
29	Fleetmatics Group Ltd. ●	620
26	Global Cash Access, Inc. ●	186
16	Guidance Software, Inc. ●	199
3	Heartland Payment Systems, Inc.	86
96	Higher One Holdings, Inc. ●	1,212
37	Imperva, Inc. ●	1,156
76	j2 Global, Inc.	2,270
47	JDA Software Group, Inc. ●	1,777
6	Jive Software, Inc. ●	67
46	Keynote Systems, Inc.	663
125	LivePerson, Inc. ●	1,964
12	Manhattan Associates, Inc. ●	726
7	Mentor Graphics Corp. ●	102
10	MicroStrategy, Inc. ●	958
170	Mitek Systems, Inc. ●	544
148	Motricity, Inc. ●	110
37	Netscout Systems, Inc. ●	908
6	Opentable, Inc. ●	301
35	Opnet Technologies, Inc.	1,486
91	Parametric Technology Corp. ●	1,833
5	PROS Holdings, Inc. ●	97
46	QLIK Technologies, Inc. ●	848
16	Rosetta Stone, Inc. ●	184
137	Sapient Corp. ●	1,403
23	Solarwinds, Inc. ●	1,175
18	Solera Holdings, Inc.	830
20	Sourcefire, Inc. ●	854
21	Splunk, Inc. ●	600
7	Travelzoo, Inc. ●	121
43	Tyler Corp. ●	2,063
11	Unisys Corp. ●	188

The accompanying notes are an integral part of these financial statements.

7

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

October 31, 2012

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.4% - (continued)
	Software and Services - 15.5% - (continued)
29	VeriFone Systems, Inc. ●	$852
11	Vistaprint N.V. ●	332
29	Websense, Inc. ●	382
43	WEX Inc.	3,191
36	XO Group, Inc. ●	288
		37,789
	Technology Hardware and Equipment - 3.6%
25	ADTRAN, Inc.	427
61	Aruba Networks, Inc. ●	1,105
8	Ciena Corp. ●	94
27	Coherent, Inc. ●	1,215
20	Comtech Telecommunications Corp.	497
13	Intermec, Inc. ●	87
8	InvenSense, Inc. ●	94
7	Loral Space & Communications, Inc.	543
66	Oplink Communications, Inc. ●	975
37	Plantronics, Inc.	1,188
36	STEC, Inc. ●	214
2	Stratasys, Inc. ●	133
17	Synaptics, Inc. ●	398
59	Ubiquiti Networks, Inc. ●	700
25	Universal Display Corp. ●	813
10	Zygo Corp. ●	190
		8,673
	Telecommunication Services - 0.5%
18	Boingo Wireless, Inc. ●	132
18	FairPoint Communications, Inc. ●	134
21	IDT Corp. Class B	208
32	Leap Wireless International, Inc. ●	172
3	magicJack VocalTec Ltd. ●	69
47	Neutral Tandem, Inc.	218
5	NTELOS Holdings Corp.	78
13	Primus Telecommunications Group, Inc.	196
		1,207
	Transportation - 2.1%
8	Allegiant Travel Co. ●	560
112	Avis Budget Group, Inc. ●	1,855
24	Marten Transport Ltd.	441
20	Republic Airways Holdings, Inc. ●	91
7	Saia, Inc. ●	158
10	Spirit Airlines, Inc. ●	172
23	US Airways Group, Inc. ●	279
65	Werner Enterprises, Inc.	1,500
		5,056
	Utilities - 0.5%
6	California Water Service Group	107
28	UNS Energy Corp.	1,207
		1,314
	Total common stocks
	(cost $218,315)	$239,313

EXCHANGE TRADED FUNDS - 0.6%
	Other Investment Pools and Funds - 0.6%
16	iShares Russell 2000 Growth Index Fund	$1,449

	Total exchange traded funds
	(cost $1,508)	$1,449

	Total long-term investments
	(cost $219,823)	$240,762

SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $23,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $23)
$23	0.30%, 10/31/2012	$23
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $9, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $9)
9	0.25%, 10/31/2012	9
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $16, collateralized by FNMA 2.50%, 2027, value of $16)
16	0.35%, 10/31/2012	16
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $6, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $6)
6	0.35%, 10/31/2012	6
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $28, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $28)
28	0.28%, 10/31/2012	28
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$35, collateralized by FFCB 0.23% - 5.70%,
2013 - 2020, FHLB 0.07% - 6.70%, 2012 -
2021, FHLMC 0.09% - 6.00%, 2012 - 2042,
FNMA 0.22% - 6.63%, 2013 - 2042, value
	of $36)
35	0.25%, 10/31/2012	35
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $-, collateralized by U.S. Treasury Note 8.13%, 2019, value of $-)
—	0.25%, 10/31/2012	—

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.1% - (continued)
Repurchase Agreements - 0.1% - (continued)
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $8, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $8)
$8	0.30%, 10/31/2012		$8
			125
	Total short-term investments
	(cost $125)		$125

	Total investments
	(cost $219,948) ▲	99.1%	$240,887
	Other assets and liabilities	0.9%	2,163
	Total net assets	100.0%	$243,050

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $222,231 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,818
Unrealized Depreciation	(18,162)
Net Unrealized Appreciation	$18,656

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford SmallCap Growth Fund

Investment Valuation Hierarchy Level Summary

October 31, 2012

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$239,313	$239,313	$–	$–
Exchange Traded Funds	1,449	1,449	–	–
Short-Term Investments	125	–	125	–
Total	$240,887	$240,762	$125	$–

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

The Hartford SmallCap Growth Fund

Statement of Assets and Liabilities

October 31, 2012

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $219,948)	$240,887
Receivables:
Investment securities sold	3,525
Fund shares sold	400
Dividends and interest	51
Other assets	45
Total assets	244,908
Liabilities:
Bank overdraft	528
Payables:
Investment securities purchased	825
Fund shares redeemed	370
Investment management fees	45
Administrative fees	—
Distribution fees	13
Accrued expenses	77
Total liabilities	1,858
Net assets	$243,050
Summary of Net Assets:
Capital stock and paid-in-capital	$226,339
Distributions in excess of net investment loss	(1,495)
Accumulated net realized loss	(2,733)
Unrealized appreciation of investments	20,939
Net assets	$243,050

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$34.72/$36.74
Shares outstanding	4,448
Net assets	$154,415
Class B: Net asset value per share	$29.50
Shares outstanding	161
Net assets	$4,747
Class C: Net asset value per share	$29.21
Shares outstanding	457
Net assets	$13,343
Class I: Net asset value per share	$35.10
Shares outstanding	591
Net assets	$20,730
Class R3: Net asset value per share	$34.93
Shares outstanding	105
Net assets	$3,672
Class R4: Net asset value per share	$35.47
Shares outstanding	114
Net assets	$4,053
Class R5: Net asset value per share	$36.10
Shares outstanding	10
Net assets	$345
Class Y: Net asset value per share	$36.27
Shares outstanding	1,151
Net assets	$41,745

The accompanying notes are an integral part of these financial statements.

11

The Hartford SmallCap Growth Fund

Statement of Operations

For the Year Ended October 31, 2012

(000’s Omitted)

Investment Income:
Dividends	$2,175
Interest	6
Total investment income	2,181

Expenses:
Investment management fees	2,426
Administrative services fees	9
Transfer agent fees	604
Distribution fees
Class A	386
Class B	58
Class C	132
Class R3	9
Class R4	9
Custodian fees	15
Accounting services fees	48
Registration and filing fees	108
Board of Directors' fees	9
Audit fees	14
Other expenses	50
Total expenses (before waivers and fees paid indirectly)	3,877
Expense waivers	(93)
Transfer agent fee waivers	(58)
Commission recapture	(7)
Total waivers and fees paid indirectly	(158)
Total expenses, net	3,719
Net Investment Loss	(1,538)
Net Realized Gain on Investments:
Net realized gain on investments in securities	37,887
Net Realized Gain on Investments	37,887
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(11,816)
Net Changes in Unrealized Depreciation of Investments	(11,816)
Net Gain on Investments	26,071
Net Increase in Net Assets Resulting from Operations	$24,533

The accompanying notes are an integral part of these financial statements.

12

The Hartford SmallCap Growth Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment loss	$(1,538)	$(1,731)
Net realized gain on investments	37,887	39,667
Net unrealized depreciation of investments	(11,816)	(899)
Net Increase In Net Assets Resulting From Operations	24,533	37,037
Capital Share Transactions:
Class A	(15,447)	114,058
Class B	(2,875)	(2,430)
Class C	(152)	(180)
Class I	9,820	3,345
Class L*	—	(122,076)
Class R3	2,551	378
Class R4	567	(119)
Class R5	87	75
Class Y	(97,509)	26,308
Net increase (decrease) from capital share transactions	(102,958)	19,359
Net Increase (Decrease) In Net Assets	(78,425)	56,396
Net Assets:
Beginning of period	321,475	265,079
End of period	$243,050	$321,475
Undistributed (distribution in excess of) net investment income (loss)	$(1,495)	$—

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

13

The Hartford SmallCap Growth Fund

Notes to Financial Statements

October 31, 2012

(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford SmallCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

14

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including

15

The Hartford SmallCap Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

16

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

17

The Hartford SmallCap Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(1,945)
Unrealized Appreciation †	18,656
Total Accumulated Earnings	$16,711

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$43
Accumulated Net Realized Gain (Loss)	119
Capital Stock and Paid-in-Capital	(162)

18

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$449
Total	$449

During the year ended October 31, 2012, the Fund utilized $38,421 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$1,496

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

19

The Hartford SmallCap Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
On next $4.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.40%
Class B	2.15
Class C	2.15
Class I	1.10
Class R3	1.60
Class R4	1.30
Class R5	1.00
Class Y	0.89

20

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $147 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $30.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford SmallCap Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

g)	Payment from Affiliates – On July 28, 2010, the Fund was reimbursed by HASCO $242 relating to a trading error.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for trading error for the Year Ended October 31, 2010	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2010
Class A	0.14%	34.77%
Class B	0.16	33.70
Class C	0.16	33.76
Class I	0.14	35.13
Class L	0.14	35.07
Class Y	0.14	35.38
Class R3	0.14	34.43
Class R4	0.14	34.84
Class R5	0.14	35.25

7.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	4	40%

8.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$214,105
Sales Proceeds Excluding U.S. Government Obligations	315,575

22

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	540	—	(1,027)	—	(487)	761	—	(740)	2,973	2,994
Amount	$18,262	$—	$(33,709)	$—	$(15,447)	$23,715	$—	$(22,980)	$113,323	$114,058
Class B
Shares	10	—	(111)	—	(101)	32	—	(123)	—	(91)
Amount	$298	$—	$(3,173)	$—	$(2,875)	$865	$—	$(3,295)	$—	$(2,430)
Class C
Shares	78	—	(84)	—	(6)	103	—	(110)	—	(7)
Amount	$2,236	$—	$(2,388)	$—	$(152)	$2,765	$—	$(2,945)	$—	$(180)
Class I
Shares	444	—	(148)	—	296	179	—	(78)	—	101
Amount	$14,823	$—	$(5,003)	$—	$9,820	$5,814	$—	$(2,469)	$—	$3,345
Class L
Shares	—	—	—	—	—	68	—	(335)	(2,950)	(3,217)
Amount	$—	$—	$—	$—	$—	$2,220	$—	$(10,973)	$(113,323)	$(122,076)
Class R3
Shares	100	—	(19)	—	81	16	—	(5)	—	11
Amount	$3,199	$—	$(648)	$—	$2,551	$533	$—	$(155)	$—	$378
Class R4
Shares	66	—	(48)	—	18	25	—	(30)	—	(5)
Amount	$2,196	$—	$(1,629)	$—	$567	$836	$—	$(955)	$—	$(119)
Class R5
Shares	3	—	—	—	3	2	—	—	—	2
Amount	$95	$—	$(8)	$—	$87	$82	$—	$(7)	$—	$75
Class Y
Shares	890	—	(3,877)	—	(2,987)	1,658	—	(810)	—	848
Amount	$30,496	$—	$(128,005)	$—	$(97,509)	$52,827	$—	$(26,519)	$—	$26,308
Total
Shares	2,131	—	(5,314)	—	(3,183)	2,844	—	(2,231)	23	636
Amount	$71,605	$—	$(174,563)	$—	$(102,958)	$89,657	$—	$(70,298)	$—	$19,359

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	32	$1,069
For the Year Ended October 31, 2011	29	$890

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

23

The Hartford SmallCap Growth Fund

Notes to Financial Statements – (continued)

October 31, 2012

(000’s Omitted)

11.	Class Merger:

At its May 3, 2011 meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	2,950
Shares issued - to Class L shareholders	2,973	N/A
Net assets immediately before merger	$57,547	$88,480
Net assets immediately after merger	$146,027	N/A

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

16.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

25

The Hartford SmallCap Growth Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$31.27	$(0.22)		$3.67	$3.45	$–	$–	$–	$–	$34.72
B	26.77	(0.40)		3.13	2.73	–	–	–	–	29.50
C	26.51	(0.40)		3.10	2.70	–	–	–	–	29.21
I	31.52	(0.11)		3.69	3.58	–	–	–	–	35.10
R3	31.53	(0.27)		3.67	3.40	–	–	–	–	34.93
R4	31.91	(0.19)		3.75	3.56	–	–	–	–	35.47
R5	32.38	(0.08)		3.80	3.72	–	–	–	–	36.10
Y	32.51	(0.06)		3.82	3.76	–	–	–	–	36.27

For the Year Ended October 31, 2011 (E)
A(F)	27.59	(0.29)		3.97	3.68	–	–	–	–	31.27
B	23.80	(0.40)		3.37	2.97	–	–	–	–	26.77
C	23.57	(0.40)		3.34	2.94	–	–	–	–	26.51
I	27.73	(0.14)		3.93	3.79	–	–	–	–	31.52
R3	27.87	(0.30)		3.96	3.66	–	–	–	–	31.53
R4	28.13	(0.20)		3.98	3.78	–	–	–	–	31.91
R5	28.46	(0.11)		4.03	3.92	–	–	–	–	32.38
Y	28.54	(0.07)		4.04	3.97	–	–	–	–	32.51

For the Year Ended October 31, 2010 (E)
A	20.45	(0.15	)(G)	7.27	7.14	–	–	–	–	27.59
B	17.78	(0.29	)(G)	6.29	6.02	–	–	–	–	23.80
C	17.60	(0.29	)(G)	6.24	5.97	–	–	–	–	23.57
I	20.50	(0.09	)(G)	7.30	7.23	–	–	–	–	27.73
R3	20.71	(0.22	)(G)	7.35	7.16	–	–	–	–	27.87
R4	20.84	(0.14	)(G)	7.40	7.29	–	–	–	–	28.13
R5	21.02	(0.06	)(G)	7.47	7.44	–	–	–	–	28.46
Y	21.06	(0.04	)(G)	7.49	7.48	–	–	–	–	28.54

For the Year Ended October 31, 2009
A	18.47	(0.05)		2.03	1.98	–	–	–	–	20.45
B	16.13	(0.11)		1.76	1.65	–	–	–	–	17.78
C	16.03	(0.17)		1.74	1.57	–	–	–	–	17.60
I	18.53	(0.05)		2.02	1.97	–	–	–	–	20.50
R3	18.79	(0.11)		2.03	1.92	–	–	–	–	20.71
R4	18.88	(0.09)		2.05	1.96	–	–	–	–	20.84
R5	18.99	(0.05)		2.08	2.03	–	–	–	–	21.02
Y	19.03	0.01		2.02	2.03	–	–	–	–	21.06

For the Year Ended October 31, 2008
A	33.57	(0.07)		(11.68)	(11.75)	–	(3.35)	–	(3.35)	18.47
B	29.93	(0.21)		(10.24)	(10.45)	–	(3.35)	–	(3.35)	16.13
C	29.85	(0.29)		(10.18)	(10.47)	–	(3.35)	–	(3.35)	16.03
I	33.64	(0.04)		(11.72)	(11.76)	–	(3.35)	–	(3.35)	18.53
R3	34.16	(0.12)		(11.90)	(12.02)	–	(3.35)	–	(3.35)	18.79
R4	34.26	(0.06)		(11.97)	(12.03)	–	(3.35)	–	(3.35)	18.88
R5	34.34	(0.02)		(11.98)	(12.00)	–	(3.35)	–	(3.35)	18.99
Y	34.38	0.02		(12.02)	(12.00)	–	(3.35)	–	(3.35)	19.03

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(G)	The impact of the Payment from Affiliate per share was $0.02 for Class A, Class B, Class C and Class I and $0.03 for Class R3, Class R4, Class R5 and ClassY.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

11.03%		$154,415	1.48%	1.40%	(0.65)%	73%
10.20		4,747	2.44	2.15	(1.41)	–
10.18		13,343	2.17	2.15	(1.40)	–
11.36		20,730	1.11	1.11	(0.33)	–
10.78		3,672	1.67	1.60	(0.80)	–
11.16		4,053	1.32	1.30	(0.54)	–
11.49		345	1.05	1.00	(0.24)	–
11.57		41,745	0.89	0.89	(0.18)	–

13.34		154,303	1.48	1.40	(0.93)	70
12.48		7,018	2.39	2.15	(1.46)	–
12.47		12,285	2.18	2.15	(1.47)	–
13.67		9,312	1.10	1.10	(0.43)	–
13.13		763	1.69	1.60	(0.93)	–
13.44		3,059	1.30	1.30	(0.62)	–
13.77		227	1.03	1.00	(0.33)	–
13.91		134,508	0.89	0.89	(0.22)	–

34.91	(H)	53,548	1.62	1.40	(0.64)	137
33.86	(H)	8,398	2.59	2.15	(1.39)	–
33.92	(H)	11,084	2.34	2.15	(1.39)	–
35.27	(H)	5,384	1.23	1.15	(0.39)	–
34.57	(H)	367	1.77	1.63	(0.90)	–
34.98	(H)	2,831	1.38	1.33	(0.58)	–
35.39	(H)	132	1.09	1.05	(0.26)	–
35.52	(H)	93,908	0.95	0.95	(0.18)	–

10.72		45,036	1.89	1.07	(0.26)	84
10.23		8,042	2.97	1.50	(0.68)	–
9.79		9,800	2.60	1.87	(1.05)	–
10.63		4,456	1.37	1.08	(0.28)	–
10.22		192	1.85	1.65	(0.91)	–
10.38		1,868	1.42	1.35	(0.54)	–
10.69		1,321	1.12	1.05	(0.34)	–
10.67		8,042	1.02	1.02	0.04	–

(38.35)		78,279	1.64	1.20	(0.25)	103
(38.71)		8,645	2.51	1.83	(0.88)	–
(38.90)		10,472	2.25	2.10	(1.14)	–
(38.29)		3,159	1.17	1.15	(0.21)	–
(38.49)		9	2.08	1.46	(0.52)	–
(38.40)		1,298	1.28	1.28	(0.39)	–
(38.20)		44	1.03	1.03	(0.14)	–
(38.15)		30,361	0.89	0.89	0.06	–

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford SmallCap Growth Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford SmallCap Growth Fund of The Hartford Mutual Funds II, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

28

The Hartford SmallCap Growth Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford SmallCap Growth Fund

Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3)	Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford SmallCap Growth Fund

Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford SmallCap Growth Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.31	$7.05	$1,000.00	$1,018.10	$7.10	1.40%	184	366
Class B	$1,000.00	$998.31	$10.75	$1,000.00	$1,014.38	$10.84	2.14	184	366
Class C	$1,000.00	$998.29	$10.80	$1,000.00	$1,014.33	$10.89	2.15	184	366
Class I	$1,000.00	$1,003.72	$5.59	$1,000.00	$1,019.56	$5.63	1.11	184	366
Class R3	$1,000.00	$1,001.15	$8.05	$1,000.00	$1,017.09	$8.11	1.60	184	366
Class R4	$1,000.00	$1,002.83	$6.60	$1,000.00	$1,018.55	$6.65	1.31	184	366
Class R5	$1,000.00	$1,004.45	$5.04	$1,000.00	$1,020.11	$5.08	1.00	184	366
Class Y	$1,000.00	$1,004.71	$4.64	$1,000.00	$1,020.51	$4.67	0.92	184	366

33

The Hartford SmallCap Growth Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford SmallCap Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford SmallCap Growth Fund

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SCG12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2012 Annual Report The Hartford Value Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing with The Hartford Mutual Funds.

Market Review

In the first half of 2012, U.S. equities surged with the S&P 500 Index up 9.49%, as investors worried less about the uncertainty over eurozone sovereign debt and focused instead on improving economic data and strong corporate earnings news.

U.S. equities continued their march higher in the third quarter, as the S&P 500 closed up 16.44% for the year as of September 30, based on favorable policy developments in Europe and the announcement in September of another quantitative easing program (QE3) by the U.S. Federal Reserve. This third round of quantitative easing involves purchasing additional mortgage-backed securities at a pace of $40 billion per month in an effort to boost growth and reduce unemployment.

U.S. consumers strengthened their balance sheets this year as they continued to pay down debt and benefited from rising stock prices and improving home prices. Housing, in particular, has been a bright spot for the U.S. economy, as home prices showed year-over-year price appreciation for the first time in six years.

After a tight race, President Obama was re-elected, and he will have some difficult issues to tackle. These include the “fiscal cliff”—the combination of potential automatic tax increases and across-the-board government spending cuts scheduled to become effective December 31, 2012.

Now that the uncertainty caused by the election is behind us, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track:

•	Is your portfolio fully diversified with an appropriate mix of stocks and bonds?

•	Is your fixed-income portfolio positioned to take advantage of opportunities across the credit spectrum and fulfill your income needs?

•	Does your portfolio reflect the global economy including both developed nations and emerging markets?

Your financial professional can help you choose options within our fund family to navigate today’s markets with confidence.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President

The Hartford Mutual Funds

The Hartford Value Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Value Opportunities Fund inception 01/02/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 10/31/02 - 10/31/12

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/12)

	1 Year	5 Year	10 Year
Value Opportunities A#	11.60%	-1.24%	7.68%
Value Opportunities A##	5.46%	-2.35%	7.08%
Value Opportunities B#	10.85%	-1.85%	7.13%*
Value Opportunities B##	5.85%	-2.17%	7.13%*
Value Opportunities C#	10.74%	-1.99%	6.89%
Value Opportunities C##	9.74%	-1.99%	6.89%
Value Opportunities I#	11.87%	-1.00%	7.86%
Value Opportunities R3#	11.38%	-1.50%	7.62%
Value Opportunities R4#	11.81%	-1.19%	7.82%
Value Opportunities R5#	12.08%	-0.89%	8.00%
Value Opportunities Y#	12.00%	-0.87%	8.06%
Russell 1000 Value Index	16.89%	-1.00%	7.34%
Russell 3000 Value Index	16.70%	-0.85%	7.49%

#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.thehartfordfunds.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The initial investment in Class A shares reflects the maximum sales charge of 5.50% and Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2012, which may exclude investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Opportunities Fund
Manager Discussion
October 31, 2012 (Unaudited)

Portfolio Managers
James N. Mordy	David W. Palmer, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Value Opportunities Fund returned 11.60%, before sales charge, for the twelve-month period ended October 31, 2012, underperforming its benchmark, the Russell 3000 Value Index, which returned 16.70% for the same period. The Fund also underperformed the 12.29% return of the average fund in the Lipper Multi Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s (Fed) announcement of a third round of quantitative easing (QE3) was well received by the market, boosting stock prices. Despite ongoing concerns regarding a global economic slowdown, investors were emboldened by better-than-feared corporate earnings. U.S. housing data showed year-over-year home price appreciation for the first time in years, contributing to signs of a revival in the industry at the heart of the financial crisis. Equities retreated from their mid-September 2012 highs after a re-escalation of eurozone area concerns and renewed macro data weakness cast a cloud over the earlier liquidity-driven rally. In October, disappointing corporate revenue results and concerns about the looming U.S. fiscal cliff (i.e. expiration of certain tax cuts and forced spending cuts) contributed to a slight rise in risk aversion toward the end of the period.

Nine of the ten sectors within the Russell 3000 Value Index posted positive returns during the period. Consumer Discretionary (+29%), Telecommunication Services (+25%), and Health Care (+23%) were top performers while Energy (+5%) and Information Technology (-4%) lagged on a relative basis.

Stock selection was the primary driver of the Fund’s relative underperformance. Security selection was weakest within Energy, Consumer Staples, and Industrials and strongest in Information Technology, Financials, Consumer Discretionary, and Materials. Sector allocation, a fall-out of the bottom-up process, also detracted from relative returns.

The largest detractors from benchmark relative performance included Western Union (Information Technology), Unum Group (Financials), and Lone Pine Resources (Energy). Shares of Western Union, a money movement and services company, fell dramatically after third-quarter results were below expectations and amid concern about a new value pricing strategy. Unum Group, a benefits insurer, saw shares fall on worries about the effect of low interest rates on reserve adequacy particularly for long term care. Moreover, sales of new policies were lower than forecasted given slow employment growth and a cautious customer base. Shares of Lone Pine Resources, an exploration and production company focused on the Western Canadian Sedimentary Basin, fell after the company reported weaker-than-expected cash flows, reduced capital expenditure and the potential for lower future production. Falling natural gas prices and a class action lawsuit filed in August 2012 were also factors contributing to the stock price’s decline. Top detractors from absolute performance (i.e. total return) also included DeVry Inc., a for-profit educator, and Juniper Networks, a carrier and enterprise network equipment provider.

The largest contributors to relative performance were Wells Fargo (Financials), BB&T (Financials), and Hewlett-Packard (Information Technology). Wells Fargo, a leading U.S. bank, benefited not only from a positive bank stress test result early in the period, but also from announcing increases in its quarterly dividend and share repurchase program. We chose to trim our position to take some profits. Wells Fargo was our largest holding at the period’s close. Our position in BB&T, a financial services company, also contributed positively to the portfolio’s performance during the period. While BB&T has consistently forecasted a fall in net interest margins, quarterly results have been at the high end of expectations and the stock price has continued to rise. Hewlett-Packard is a provider of products, technologies, software, solutions and services. The company’s shares fell due to weaker PC and hardware sales. The portfolio benefited from not owning the stock. Contributors to absolute results also included Merck (Health Care), a global pharmaceutical company.

What is the outlook?

Actions by the Fed and ECB to promote liquidity and reduce borrowing costs—for mortgages in the U.S., and peripheral

3

The Hartford Value Opportunities Fund
Manager Discussion – (continued)
October 31, 2012 (Unaudited)

sovereigns in Europe—helped to restore investor confidence and move markets higher during the quarter. At the same time, low interest rates have proven largely ineffective as a method of encouraging employment growth or capital spending, as evidenced by recent weak data on new orders, hiring intentions and capital expenditure plans. While we feel constructive about the risk-reward balance of the portfolio’s individual holdings as of the end of the period, we remain wary of the subdued corporate sentiment, and the effect that may have on the guidance many companies will provide for 2013 profits. For that reason, we feel more confident at the margin investing in industries which correlate to real-time indicators of volume and price, or who offer more frequent updates on activity.

At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Information Technology and Health Care and most underweight in Utilities, Telecommunication Services, and Industrials relative to the benchmark.

Diversification by Industry

as of October 31, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	3.4%
Capital Goods (Industrials)	3.4
Commercial and Professional Services (Industrials)	1.7
Consumer Durables and Apparel (Consumer Discretionary)	0.6
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	14.4
Energy (Energy)	15.7
Food, Beverage and Tobacco (Consumer Staples)	4.4
Health Care Equipment and Services (Health Care)	7.1
Household and Personal Products (Consumer Staples)	0.5
Insurance (Financials)	7.8
Materials (Materials)	5.1
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	10.5
Real Estate (Financials)	2.0
Retailing (Consumer Discretionary)	3.0
Semiconductors and Semiconductor Equipment (Information Technology)	1.0
Software and Services (Information Technology)	5.9
Technology Hardware and Equipment (Information Technology)	4.7
Transportation (Industrials)	2.9
Utilities (Utilities)	2.6
Short-Term Investments	1.4
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Value Opportunities Fund
Schedule of Investments
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Banks - 3.4%
25	PNC Financial Services Group, Inc.	$1,455
72	Wells Fargo & Co.	2,439
		3,894
	Capital Goods - 3.4%
13	AGCO Corp. ●	573
11	Dover Corp.	640
13	General Dynamics Corp.	874
15	L-3 Communications Holdings, Inc.	1,119
16	PACCAR, Inc.	708
		3,914
	Commercial and Professional Services - 1.7%
50	Knoll, Inc.	712
33	Manpower, Inc.	1,237
		1,949
	Consumer Durables and Apparel - 0.6%
22	Vera Bradley, Inc. ●	668

	Consumer Services - 0.6%
28	DeVry, Inc.	734

	Diversified Financials - 14.4%
27	Ameriprise Financial, Inc.	1,556
302	Bank of America Corp.	2,819
9	BlackRock, Inc.	1,760
28	Citigroup, Inc.	1,028
18	Goldman Sachs Group, Inc.	2,178
78	JP Morgan Chase & Co.	3,265
69	Nasdaq OMX Group, Inc.	1,638
39	NYSE Euronext	971
25	Oaktree Capital Group LLC	1,066
74	Solar Cayman Ltd. ⌂■●†	7
		16,288
	Energy - 15.7%
26	Anadarko Petroleum Corp.	1,787
49	Baker Hughes, Inc.	2,046
67	Canadian Natural Resources Ltd. ADR	2,021
98	Cobalt International Energy, Inc. ●	2,042
32	Consol Energy, Inc.	1,116
84	Halliburton Co.	2,727
—	Inpex Corp.	769
108	Lone Pine Resources, Inc. ●	162
21	Newfield Exploration Co. ●	577
46	QEP Resources, Inc.	1,337
73	Southwestern Energy Co. ●	2,535
57	Trican Well Service Ltd.	684
		17,803
	Food, Beverage and Tobacco - 4.4%
27	Archer-Daniels-Midland Co.	721
13	Groupe Danone	794
119	Maple Leaf Foods, Inc. w/ Rights	1,327
50	Molson Coors Brewing Co.	2,137
		4,979
	Health Care Equipment and Services - 7.1%
48	Aetna, Inc.	2,098
11	Covidien plc	625
60	Medtronic, Inc.	2,500
11	UnitedHealth Group, Inc.	616
52	Universal Health Services, Inc. Class B	2,161
		8,000
	Household and Personal Products - 0.5%
8	Energizer Holdings, Inc.	568

	Insurance - 7.8%
262	AIA Group Ltd.	1,031
41	American International Group, Inc. ●	1,432
42	Principal Financial Group, Inc.	1,170
38	Progressive Corp.	841
24	Reinsurance Group of America, Inc.	1,279
15	StanCorp Financial Group, Inc.	517
126	Unum Group	2,555
		8,825
	Materials - 5.1%
14	Akzo Nobel N.V.	740
15	Cabot Corp.	548
16	Celanese Corp.	608
14	International Paper Co.	494
48	Methanex Corp. ADR	1,450
36	Mosaic Co.	1,890
		5,730
	Media - 1.0%
27	Time Warner, Inc.	1,174

	Pharmaceuticals, Biotechnology and Life Sciences - 10.5%
47	Agilent Technologies, Inc.	1,678
113	Almirall S.A.	1,010
244	AVANIR Pharmaceuticals, Inc. ●	699
38	Daiichi Sankyo Co., Ltd.	577
82	Merck & Co., Inc.	3,743
14	Roche Holding AG	2,762
101	WuXi PharmaTech Cayman, Inc. ●	1,429
		11,898
	Real Estate - 2.0%
10	Equity Lifestyle Properties, Inc. REIT	687
34	Hatteras Financial Corp. REIT	920
11	Health Care, Inc. REIT	677
		2,284
	Retailing - 3.0%
572	Allstar Co. ⌂†	1,001
45	Kohl's Corp .	2,371
		3,372
	Semiconductors and Semiconductor Equipment - 1.0%
78	Teradyne, Inc. ●	1,135

	Software and Services - 5.9%
82	Booz Allen Hamilton Holding Corp.	1,090
17	Check Point Software Technologies Ltd. ADR ●	761
2	Google, Inc. ●	1,431
15	Microsoft Corp.	431
26	Oracle Corp.	822
32	Paychex, Inc.	1,036
85	Western Union Co.	1,080
		6,651
	Technology Hardware and Equipment - 4.7%
22	Arrow Electronics, Inc. ●	761
80	Cisco Systems, Inc.	1,366
246	Flextronics International Ltd. ●	1,422
11	Harris Corp.	493

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Opportunities Fund
Schedule of Investments - (continued)
October 31, 2012
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Technology Hardware and Equipment - 4.7% - (continued)
76	Juniper Networks, Inc. ●	$1,257
		5,299
	Transportation - 2.9%
80	Knight Transportation, Inc.	1,208
180	Toll Holdings Ltd.	830
18	United Parcel Service, Inc. Class B	1,295
		3,333
	Utilities - 2.6%
28	Entergy Corp.	2,028
29	UGI Corp.	950
		2,978
	Total common stocks
	(cost $109,955)	$111,476

	Total long-term investments
	(cost $109,955)	$111,476

SHORT-TERM INVESTMENTS - 1.4%
Repurchase Agreements - 1.4%
Bank of America Merrill Lynch TriParty
Repurchase Agreement (maturing on
11/01/2012 in the amount of $282,
collateralized by FHLMC 2.46% - 4.50%,
2040 - 2042, FNMA 2.40% - 3.50%, 2027 -
	2042, value of $288)
$282	0.30%, 10/31/2012		$282
Bank of Montreal TriParty Repurchase
Agreement (maturing on 11/01/2012 in the
amount of $115, collateralized by FHLMC
2.50% - 5.11%, 2023 - 2038, FNMA 0.76%
- 6.09%, 2015 - 2041, GNMA 5.00%, 2039
- 2040, U.S. Treasury Note 0.63%, 2017,
	value of $117)
115	0.25%, 10/31/2012		115
	Barclays Capital TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $198, collateralized by FNMA 2.50%, 2027, value of $202)
198	0.35%, 10/31/2012		198
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $75, collateralized by FNMA 2.50% - 3.50%, 2027 - 2042, value of $77)
75	0.35%, 10/31/2012		75
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $349, collateralized by U.S. Treasury Note 0.63% - 1.50%, 2017 - 2019, value of $355)
349	0.28%, 10/31/2012		349
TD Securities TriParty Repurchase Agreement
(maturing on 11/01/2012 in the amount of
$442, collateralized by FFCB 0.23% -
5.70%, 2013 - 2020, FHLB 0.07% - 6.70%,
2012 - 2021, FHLMC 0.09% - 6.00%, 2012
- 2042, FNMA 0.22% - 6.63%, 2013 - 2042,
	value of $451)
442	0.25%, 10/31/2012		442
	UBS Securities, Inc. Repurchase Agreement (maturing on 11/01/2012 in the amount of $2, collateralized by U.S. Treasury Note 8.13%, 2019, value of $2)
2	0.25%, 10/31/2012		2
	UBS Securities, Inc. TriParty Repurchase Agreement (maturing on 11/01/2012 in the amount of $103, collateralized by FNMA 3.50% - 4.00%, 2026 - 2042, value of $105)
103	0.30%, 10/31/2012		103
			1,566
	Total short-term investments
	(cost $1,566)		$1,566

	Total investments
	(cost $111,521) ▲	99.7%	$113,042
	Other assets and liabilities	0.3%	312
	Total net assets	100.0%	$113,354

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2012, the cost of securities for federal income tax purposes was $112,673 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,332
Unrealized Depreciation	(7,963)
Net Unrealized Appreciation	$369

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2012, the aggregate value of these securities was $1,008, which represents 0.9% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2012, the aggregate value of these securities was $7, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	572	Allstar Co.	$582
03/2007	74	Solar Cayman Ltd. - 144A	22

At October 31, 2012, the aggregate value of these securities was $1,008, which represents 0.9% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Opportunities Fund
Schedule of Investments - (continued)
October 31, 2012
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2012
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$111,476	$101,955	$8,513	$1,008
Short-Term Investments	1,566	–	1,566	–
Total	$113,042	$101,955	$10,079	$1,008

♦	For the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2012
Assets:
Common Stocks	$1,646	$—	$486	†	$—	$—	$—	$—	$(1,124)	$1,008
Total	$1,646	$—	$486		$—	$—	$—	$—	$(1,124)	$1,008

*	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
2)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2012 was $486.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Opportunities Fund
Statement of Assets and Liabilities
October 31, 2012
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $111,521)	$113,042
Cash	15
Receivables:
Investment securities sold	535
Fund shares sold	112
Dividends and interest	104
Other assets	37
Total assets	113,845
Liabilities:
Payables:
Investment securities purchased	113
Fund shares redeemed	301
Investment management fees	20
Administrative fees	—
Distribution fees	8
Accrued expenses	49
Total liabilities	491
Net assets	$113,354
Summary of Net Assets:
Capital stock and paid-in-capital	$162,071
Undistributed net investment income	1,623
Accumulated net realized loss	(51,861)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,521
Net assets	$113,354

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$14.02/$14.84
Shares outstanding	6,152
Net assets	$86,261
Class B: Net asset value per share	$12.54
Shares outstanding	350
Net assets	$4,388
Class C: Net asset value per share	$12.49
Shares outstanding	711
Net assets	$8,880
Class I: Net asset value per share	$13.87
Shares outstanding	288
Net assets	$3,995
Class R3: Net asset value per share	$14.16
Shares outstanding	102
Net assets	$1,443
Class R4: Net asset value per share	$14.27
Shares outstanding	422
Net assets	$6,015
Class R5: Net asset value per share	$14.36
Shares outstanding	90
Net assets	$1,296
Class Y: Net asset value per share	$14.41
Shares outstanding	75
Net assets	$1,076

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2012
(000’s Omitted)

Investment Income:
Dividends	$3,778
Interest	3
Less: Foreign tax withheld	(59)
Total investment income	3,722

Expenses:
Investment management fees	1,060
Administrative services fees	13
Transfer agent fees	340
Distribution fees
Class A	216
Class B	51
Class C	95
Class R3	6
Class R4	16
Custodian fees	9
Accounting services fees	19
Registration and filing fees	99
Board of Directors' fees	5
Audit fees	12
Other expenses	35
Total expenses (before waivers and fees paid indirectly)	1,976
Expense waivers	(131)
Transfer agent fee waivers	(34)
Commission recapture	(3)
Total waivers and fees paid indirectly	(168)
Total expenses, net	1,808
Net Investment Income	1,914
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	3,686
Net realized loss on foreign currency contracts	(11)
Net realized loss on other foreign currency transactions	(1)
Net Realized Gain on Investments and Foreign Currency Transactions	3,674
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	7,509
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	7,508
Net Gain on Investments and Foreign Currency Transactions	11,182
Net Increase in Net Assets Resulting from Operations	$13,096

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Operations:
Net investment income	$1,914	$1,014
Net realized gain on investments and foreign currency transactions	3,674	16,893
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	7,508	(11,581)
Net Increase In Net Assets Resulting From Operations	13,096	6,326
Distributions to Shareholders:
From net investment income
Class A	(767)	(32)
Class B	(8)	—
Class C	(27)	—
Class I	(45)	(6)
Class L*	—	(56)
Class R3	(8)	—
Class R4	(63)	(10)
Class R5	(3)	(1)
Class Y	(445)	(137)
Total distributions	(1,366)	(242)
Capital Share Transactions:
Class A	(8,883)	16,118
Class B	(1,962)	(1,542)
Class C	(2,311)	(1,160)
Class I	1,118	1,162
Class L*	—	(25,432)
Class R3	358	(143)
Class R4	(511)	550
Class R5	1,039	63
Class Y	(33,510)	3,879
Net decrease from capital share transactions	(44,662)	(6,505)
Net Decrease In Net Assets	(32,932)	(421)
Net Assets:
Beginning of period	146,286	146,707
End of period	$113,354	$146,286
Undistributed (distribution in excess of) net investment income (loss)	$1,623	$1,105

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Value Opportunities Fund
Notes to Financial Statements
October 31, 2012
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Value Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

13

The Hartford Value Opportunities Fund
Notes to Financial Statements - (continued)
October 31, 2012
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

14

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued as of the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

15

The Hartford Value Opportunities Fund
Notes to Financial Statements - (continued)
October 31, 2012
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial

16

account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of October 31, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of October 31, 2012, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2012.

17

The Hartford Value Opportunities Fund
Notes to Financial Statements - (continued)
October 31, 2012
(000’s Omitted)

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2012.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(11)	$—	$—	$—	$—	$(11)
Total	$—	$(11)	$—	$—	$—	$—	$(11)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2012. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

18

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,366	$242

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,623
Accumulated Capital Losses *	(50,709)
Unrealized Appreciation †	369
Total Accumulated Deficit	$(48,717)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(30)
Accumulated Net Realized Gain (Loss)	30

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

19

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$15,582
2017	35,127
Total	$50,709

During the year ended October 31, 2012, the Fund utilized $3,665 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2012; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.8000%
On next $150 million	0.7500%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

20

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2012, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2013 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Year Ended October 31, 2012
Class A	1.35%
Class B	2.10
Class C	2.10
Class I	1.09
Class R3	1.55
Class R4	1.25
Class R5	0.95
Class Y	0.90

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2012, HIFSCO received front-end load sales charges of $140 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or

21

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2012, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $9.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2012, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2012, affiliates of The Hartford had ownership of shares in the Fund as follows:

	Shares	Percentage of Class
Class R5	9	10%
Class Y	15	20

9.	Investment Transactions:

For the year ended October 31, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$74,162
Sales Proceeds Excluding U.S. Government Obligations	117,262

22

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2012, and the year ended October 31, 2011:

	For the Year Ended October 31, 2012					For the Year Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	822	60	(1,551)	—	(669)	1,147	2	(1,732)	1,691	1,108
Amount	$10,943	$748	$(20,574)	$—	$(8,883)	$15,350	$31	$(22,680)	$23,417	$16,118
Class B
Shares	18	1	(184)	—	(165)	29	—	(160)	—	(131)
Amount	$205	$8	$(2,175)	$—	$(1,962)	$346	$—	$(1,888)	$—	$(1,542)
Class C
Shares	59	2	(255)	—	(194)	166	—	(265)	—	(99)
Amount	$711	$23	$(3,045)	$—	$(2,311)	$1,939	$—	$(3,099)	$—	$(1,160)
Class I
Shares	169	3	(86)	—	86	229	—	(151)	—	78
Amount	$2,211	$40	$(1,133)	$—	$1,118	$3,138	$5	$(1,981)	$—	$1,162
Class L
Shares	—	—	—	—	—	33	4	(185)	(1,689)	(1,837)
Amount	$—	$—	$—	$—	$—	$452	$55	$(2,522)	$(23,417)	$(25,432)
Class R3
Shares	48	—	(19)	—	29	35	—	(45)	—	(10)
Amount	$618	$8	$(268)	$—	$358	$475	$—	$(618)	$—	$(143)
Class R4
Shares	95	5	(132)	—	(32)	129	1	(92)	—	38
Amount	$1,262	$63	$(1,836)	$—	$(511)	$1,781	$10	$(1,241)	$—	$550
Class R5
Shares	80	—	(7)	—	73	5	—	—	—	5
Amount	$1,137	$3	$(101)	$—	$1,039	$64	$1	$(2)	$—	$63
Class Y
Shares	175	35	(2,756)	—	(2,546)	745	10	(460)	—	295
Amount	$2,407	$445	$(36,362)	$—	$(33,510)	$10,034	$137	$(6,292)	$—	$3,879
Total
Shares	1,466	106	(4,990)	—	(3,418)	2,518	17	(3,090)	2	(553)
Amount	$19,494	$1,338	$(65,494)	$—	$(44,662)	$33,579	$239	$(40,323)	$—	$(6,505)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2012, and the year ended October 31, 2011:

	Shares	Dollars
For the Year Ended October 31, 2012	32	$429
For the Year Ended October 31, 2011	37	$482

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2012, the Fund did not have any borrowings under this facility.

23

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2012
(000’s Omitted)

12.	Class Merger:

At its May 3, 2011 meeting, the Board of Directors of The Hartford Mutual Funds II, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	1,689
Shares issued - to Class L shareholders	1,691	N/A
Net assets immediately before merger	$65,527	$20,811
Net assets immediately after merger	$86,338	N/A

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund) and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

16.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

17.	Subsequent Events:

At its meeting held on November 8, 2012, the Board of Directors of the Company, including each of the directors who are not “interested persons” of the Fund, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund (the “Existing Agreements”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a wholly-owned indirect subsidiary of The Hartford, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management (the “New Agreements”). The termination of the Existing Agreements and implementation of the New Agreements are expected to occur on or about December 31, 2012 and will result in no changes to (i) the contractual terms of, including the fees payable under, the Fund’s investment management and investment sub-advisory agreements; and (ii) the day-to-day management of the Fund.

25

The Hartford Value Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Year Ended October 31, 2012 (E)
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$–	$–	$(0.12)	$14.02
B	11.33	0.08	1.15	1.23	(0.02)	–	–	(0.02)	12.54
C	11.31	0.08	1.13	1.21	(0.03)	–	–	(0.03)	12.49
I	12.57	0.22	1.25	1.47	(0.17)	–	–	(0.17)	13.87
R3	12.81	0.18	1.27	1.45	(0.10)	–	–	(0.10)	14.16
R4	12.90	0.21	1.30	1.51	(0.14)	–	–	(0.14)	14.27
R5	12.99	0.31	1.24	1.55	(0.18)	–	–	(0.18)	14.36
Y	13.05	0.24	1.30	1.54	(0.18)	–	–	(0.18)	14.41

For the Year Ended October 31, 2011
A(F)	12.15	0.09	0.45	0.54	(0.01)	–	–	(0.01)	12.68
B	10.94	(0.02)	0.41	0.39	–	–	–	–	11.33
C	10.91	(0.01)	0.41	0.40	–	–	–	–	11.31
I	12.04	0.14	0.44	0.58	(0.05)	–	–	(0.05)	12.57
R3	12.30	0.07	0.44	0.51	–	–	–	–	12.81
R4	12.37	0.10	0.45	0.55	(0.02)	–	–	(0.02)	12.90
R5	12.45	0.13	0.47	0.60	(0.06)	–	–	(0.06)	12.99
Y	12.51	0.14	0.47	0.61	(0.07)	–	–	(0.07)	13.05

For the Year Ended October 31, 2010 (E)
A	10.19	0.04	1.97	2.01	(0.05)	–	–	(0.05)	12.15
B	9.21	(0.04)	1.78	1.74	(0.01)	–	–	(0.01)	10.94
C	9.18	(0.04)	1.77	1.73	–	–	–	–	10.91
I	10.09	0.07	1.94	2.01	(0.06)	–	–	(0.06)	12.04
R3	10.30	0.01	2.00	2.01	(0.01)	–	–	(0.01)	12.30
R4	10.37	0.05	2.00	2.05	(0.05)	–	–	(0.05)	12.37
R5	10.43	0.07	2.03	2.10	(0.08)	–	–	(0.08)	12.45
Y	10.47	0.08	2.04	2.12	(0.08)	–	–	(0.08)	12.51

For the Year Ended October 31, 2009 (E)
A	8.22	0.06	2.06	2.12	(0.15)	–	–	(0.15)	10.19
B	7.42	0.02	1.87	1.89	(0.10)	–	–	(0.10)	9.21
C	7.38	(0.01)	1.86	1.85	(0.05)	–	–	(0.05)	9.18
I	8.15	0.06	2.05	2.11	(0.17)	–	–	(0.17)	10.09
R3	8.33	0.02	2.09	2.11	(0.14)	–	–	(0.14)	10.30
R4	8.39	0.04	2.11	2.15	(0.17)	–	–	(0.17)	10.37
R5	8.44	0.07	2.12	2.19	(0.20)	–	–	(0.20)	10.43
Y	8.48	0.11	2.08	2.19	(0.20)	–	–	(0.20)	10.47

For the Year Ended October 31, 2008
A	18.24	0.09	(7.48)	(7.39)	(0.04)	(2.59)	–	(2.63)	8.22
B	16.75	–	(6.74)	(6.74)	–	(2.59)	–	(2.59)	7.42
C	16.71	(0.03)	(6.71)	(6.74)	–	(2.59)	–	(2.59)	7.38
I	18.13	0.07	(7.37)	(7.30)	(0.09)	(2.59)	–	(2.68)	8.15
R3	18.56	0.10	(7.64)	(7.54)	(0.10)	(2.59)	–	(2.69)	8.33
R4	18.61	0.12	(7.66)	(7.54)	(0.09)	(2.59)	–	(2.68)	8.39
R5	18.66	0.10	(7.64)	(7.54)	(0.09)	(2.59)	–	(2.68)	8.44
Y	18.73	0.12	(7.67)	(7.55)	(0.11)	(2.59)	–	(2.70)	8.48

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

11.60%	$86,261	1.50%	1.35%	1.44%	56%
10.85	4,388	2.44	2.10	0.65	–
10.74	8,880	2.17	2.10	0.67	–
11.87	3,995	1.11	1.09	1.70	–
11.38	1,443	1.70	1.55	1.31	–
11.81	6,015	1.33	1.25	1.55	–
12.08	1,296	1.05	0.95	2.25	–
12.00	1,076	0.92	0.90	1.77	–

4.41	86,456	1.46	1.35	0.81	70
3.56	5,838	2.39	2.10	(0.10)	–
3.67	10,227	2.15	2.10	(0.09)	–
4.80	2,535	1.03	1.01	1.06	–
4.15	934	1.68	1.55	0.45	–
4.47	5,865	1.31	1.25	0.75	–
4.81	221	1.05	0.95	1.04	–
4.82	34,210	0.91	0.90	1.08	–

19.78	69,397	1.46	1.35	0.34	87
18.89	7,069	2.42	2.10	(0.40)	–
18.85	10,954	2.18	2.10	(0.41)	–
20.00	1,494	1.05	1.05	0.64	–
19.56	1,021	1.67	1.58	0.10	–
19.79	5,147	1.31	1.28	0.39	–
20.17	154	1.07	0.98	0.65	–
20.28	29,098	0.91	0.91	0.73	–

26.41	67,577	1.66	1.20	0.67	90
25.90	7,903	2.74	1.63	0.26	–
25.33	10,158	2.39	1.98	(0.07)	–
26.68	1,416	1.17	1.10	0.71	–
25.97	784	1.78	1.60	0.28	–
26.38	3,551	1.36	1.30	0.50	–
26.77	12	1.12	1.00	0.77	–
26.76	7,195	0.96	0.96	1.20	–

(46.75)	59,576	1.50	1.40	0.62	65
(46.99)	7,613	2.47	1.95	0.08	–
(47.13)	11,167	2.21	2.15	(0.12)	–
(46.63)	1,139	1.22	1.15	0.99	–
(46.93)	657	1.72	1.65	0.30	–
(46.73)	1,877	1.37	1.35	0.66	–
(46.57)	6	1.07	1.05	0.96	–
(46.52)	18,603	0.97	0.97	1.01	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Value Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Value Opportunities Fund of The Hartford Mutual Funds II, Inc. at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 17, 2012

28

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as President, Chairman of the Board, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(1)

Mr. Annoni serves as the Assistant Vice President and Director of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

(1) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2) (2)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(2) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

30

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009(3)

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

(3) Ms. Wolak served as a Vice President of the Fund until November 8, 2012. Effective November 8, 2012, Laura S. Quade was named a Vice President of the Fund.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Value Opportunities Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2012, there is no further federal tax information required for this Fund.

32

The Hartford Value Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2012 through October 31, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Beginning Account Value April 30, 2012	Ending Account Value October 31, 2012	Expenses paid during the period April 30, 2012 through October 31, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,009.36	$6.82	$1,000.00	$1,018.35	$6.85	1.35%	184	366
Class B	$1,000.00	$1,005.61	$10.58	$1,000.00	$1,014.58	$10.63	2.10	184	366
Class C	$1,000.00	$1,004.83	$10.58	$1,000.00	$1,014.58	$10.63	2.10	184	366
Class I	$1,000.00	$1,010.20	$5.51	$1,000.00	$1,019.66	$5.53	1.09	184	366
Class R3	$1,000.00	$1,007.83	$7.82	$1,000.00	$1,017.34	$7.86	1.55	184	366
Class R4	$1,000.00	$1,009.91	$6.31	$1,000.00	$1,018.85	$6.34	1.25	184	366
Class R5	$1,000.00	$1,011.27	$4.80	$1,000.00	$1,020.37	$4.82	0.95	184	366
Class Y	$1,000.00	$1,009.81	$4.55	$1,000.00	$1,020.61	$4.57	0.90	184	366

33

The Hartford Value Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on July 31-August 1, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Value Opportunities Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the July 31-August 1, 2012 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 19-20, 2012 and July 31-August 1, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 19-20, 2012 and July 31-August 1, 2012 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 60 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement, noting the Consultant’s view that The Hartford’s process for calculating

35

The Hartford Value Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. With respect to the sub-advisory fee schedule, the Board considered representations from HIFSCO and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-VO12 12/12 113290 Printed in U.S.A. ©2012 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $65,500 for the fiscal year ended October 31, 2011; $68,365 for the fiscal year ended October 31, 2012.
(b)	Audit Related Fees: $3,531 for the fiscal year ended October 31, 2011; $3,659 for the fiscal year ended October 31, 2012. Audit-related services principally in connection with SEC Rule 17Ad-13 report.
(c)	Tax Fees: $16,575 for the fiscal year ended October 31, 2011; $16,575 for the fiscal year ended October 31, 2012.
(d)	All Other Fees: $0 for the fiscal year ended October 31, 2011; $0 for the fiscal year ended October 31, 2012.
(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.
(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.
(f)	None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2012, were attributed to work performed by persons other than the principal accountant's full-time employees.
(g)	Non-Audit Fees: $1,220,709 for the fiscal year ended October 31, 2011; $1,325,075 for the fiscal year ended October 31, 2012.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: December 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 12, 2012	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: December 12, 2012	By:	/s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

	12(a)(1)	Code of Ethics

	12(a)(2)	Audit Committee Pre-Approval Policies and Procedures